Exhibit 99.2
Unaudited
Financial Supplement
December 31, 2007
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Mortgage Banking Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Run-Off Loan Portfolio Statistics	28-29
Home Equity Sale and Servicing Portfolio Data	30
Home Equity Portfolio Data	31
Line of Business Results	32-35

Monthly Financial Trends
Consolidated Selected Average Balances	36
Credit Quality Statistics	37
Capitalization	38
Full-Time Equivalent Employees By Line of Business	38
Retail Banking Performance Measures	39
Asset Management Performance Measures	40
Mortgage Banking Statistics	40
Run-Off Loan Portfolio Statistics	41

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

Changes to this Financial Supplement are as follows:
Provision for lending-related commitments
The provision for lending-related commitments is now reported as part of the impairment, fraud, and other losses line item of noninterest expense. Previously, the provision for lending-related commitments was reported as a component of the provision for loan losses. Prior periods have been updated to reflect this reclassification.
Consolidated Income Statement — page 3
Impairment, fraud, and other losses has been added as a separate line item on the consolidated income statement. In prior years, impairment, fraud, and other losses was included as part of other expenses. Prior periods have been updated to reflect this presentation change.
Other service fees has been added as a separate line item on the consolidated income statement. In prior years, other service fees was included as part of other noninterest income. Prior periods have been updated to reflect this presentation change.
Consolidated Balance sheet — page 4
Junior subordinated debentures owed to unconsolidated subsidiary trusts has been added as a separate line item on the consolidated balance sheet. In prior years, junior subordinated debentures owed to unconsolidated subsidiary trusts was included as part of long-term debt. Prior periods have been updated to reflect this presentation change.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

EARNINGS
Tax-equivalent interest income	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$9,214	$8,964	$7,763
Interest expense	1,272	1,258	1,159	1,100	1,137	1,148	1,076	969	921	4,789	4,330	3,036

Tax-equivalent net interest income	1,109	1,102	1,096	1,118	1,133	1,150	1,167	1,184	1,192	4,425	4,634	4,727
Provision for loan losses	691	368	145	122	325	70	62	32	136	1,326	489	300

Tax-equivalent NII after provision for loan losses	418	734	951	996	808	1,080	1,105	1,152	1,056	3,099	4,145	4,427
Noninterest income	597	624	764	621	1,702	877	784	656	777	2,606	4,019	3,304
Noninterest expense	1,567	1,396	1,186	1,156	1,208	1,187	1,172	1,144	1,263	5,305	4,711	4,735

(Loss) income before taxes and tax-equivalent adjustment	(552)	(38)	529	461	1,302	770	717	664	570	400	3,453	2,996
Income tax (benefit) expense	(226)	(26)	175	134	452	236	238	197	164	57	1,123	980
Tax-equivalent adjustment	7	7	7	8	8	8	6	8	8	29	30	31

Net (loss) income	($333)	($19)	$347	$319	$842	$526	$473	$459	$398	$314	$2,300	$1,985

Effective tax rate	(40.5)%	(58.4%)	33.6%	29.5%	34.9%	30.9%	33.5%	30.1%	29.1%	15.3%	32.8%	33.1%

PER COMMON SHARE
Net (loss) income:
Basic(1)	($.53)	($.03)	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.51	$3.77	$3.13
Diluted(1)	(.53)	(.03)	.60	.50	1.36	.86	.77	.74	.64	.51	3.72	3.09
Dividends paid	.41	.41	.39	.39	.39	.39	.37	.37	.37	1.60	1.52	1.44
Book value	21.15	21.86	21.45	22.12	23.06	21.44	20.84	20.69	20.51
Market value (close)	16.46	25.09	33.32	37.25	36.56	36.60	36.19	34.90	33.57
Average shares:
Basic	633.2	588.1	572.7	631.7	611.9	603.8	609.7	611.9	618.2	606.4	609.3	633.4
Diluted	633.2	588.1	580.4	640.5	620.7	612.1	618.2	619.7	625.4	612.2	617.7	641.6

PERFORMANCE RATIOS
Return on average common equity	—	—	11.35%	8.98%	24.93%	16.45%	15.08%	14.91%	12.57%	2.36%	17.98%	15.54%
Return on average total equity	—	—	11.37	8.99	24.94	16.46	15.10	14.92	12.59	2.38	18.00	15.55
Return on average assets	—	—	1.00	.94	2.44	1.51	1.35	1.33	1.10	.22	1.66	1.40
Net interest margin	3.30%	3.43%	3.59	3.69	3.73	3.73	3.73	3.81	3.74	3.49	3.75	3.74
Efficiency ratio	91.86	80.89	63.76	66.50	42.64	58.59	60.04	62.18	64.14	75.46	54.45	58.95

LINE OF BUSINESS (LOB) RESULTS(2)
Net Income:
Retail Banking	$177	$173	$195	$171	$129	$192	$206	$173	$158	$716	$700	$616
Commercial Banking — Regional	79	101	96	126	113	112	105	113	123	402	443	486
Commercial Banking — National	68	44	78	96	77	100	99	96	77	286	372	316
Mortgage Banking	(445)	(166)	61	9	38	70	(17)	(33)	60	(541)	58	419
Asset Management	23	21	29	27	22	24	30	22	14	100	98	80
Parent and Other	(235)	(192)	(112)	(110)	463	28	50	88	(34)	(649)	629	68

Total Consolidated National City Corporation	($333)	($19)	$347	$319	$842	$526	$473	$459	$398	$314	$2,300	$1,985

LOB Contribution to Diluted Earnings Per Share(1):
Retail Banking	$.28	$.29	$.33	$.27	$.21	$.31	$.33	$.28	$.25	$1.17	$1.13	$.96
Commercial Banking — Regional	.13	.17	.17	.20	.19	.18	.17	.18	.20	.66	.72	.76
Commercial Banking — National	.11	.08	.13	.15	.12	.16	.16	.15	.12	.47	.60	.49
Mortgage Banking	(.70)	(.28)	.11	.01	.06	.11	(.03)	(.05)	.10	(.88)	.09	.65
Asset Management	.04	.03	.05	.04	.03	.04	.05	.04	.02	.16	.15	.12
Parent and Other	(.39)	(.32)	(.19)	(.17)	.75	.06	.09	.14	(.05)	(1.07)	1.03	.11

Total Consolidated National City Corporation(1)	($.53)	($.03)	$.60	$.50	$1.36	$.86	$.77	$.74	$.64	$.51	$3.72	$3.09

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	See pages 32-35 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

CREDIT QUALITY STATISTICS
Net charge-offs	$275	$141	$98	$147	$128	$117	$76	$121	$138	$661	$442	$380
Provision for loan losses	691	368	145	122	325	70	62	32	136	1,326	489	300
Loan loss allowance	1,762	1,373	1,136	1,104	1,131	932	989	1,001	1,094
Lending-related commitment allowance	65	54	61	63	78	80	77	79	84
Nonperforming assets	1,523	1,211	848	801	732	689	667	647	596
Annualized net charge-offs to average portfolio loans	.96%	.54%	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.64%	.44%	.36%
Loan loss allowance to period-end portfolio loans	1.52	1.23	1.14	1.11	1.18	1.00	.98	.98	1.03
Loan loss allowance to nonperforming portfolio loans	161.55	159.42	202.16	206.08	226.13	198.25	202.14	207.14	223.11
Loan loss allowance (period-end) to annualized net charge-offs	161.24	245.43	291.06	184.68	223.38	200.10	326.17	204.29	199.42	266.49	256.20	287.26
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.31	1.08	.85	.80	.76	.74	.66	.63	.56

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	6.52%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%
Total risk-based capital(1)	10.26	10.37	10.28	10.13	12.16	10.30	10.20	10.31	10.54
Leverage(1)	6.39	6.96	6.53	6.92	8.56	7.13	6.89	6.92	6.83
Period-end equity to assets	8.92	8.98	8.64	9.51	10.40	9.34	8.91	9.00	8.86
Period-end tangible common equity to assets (2)	5.28	5.29	5.43	6.26	7.77	6.99	6.60	6.70	6.57
Average equity to assets	8.88	8.71	8.83	10.45	9.78	9.16	8.97	8.94	8.78	9.19%	9.21%	9.02%
Average equity to portfolio loans	11.94	12.10	12.27	14.66	14.38	13.03	12.35	11.83	11.79	12.69	12.86	12.13
Average portfolio loans to deposits	115.45	111.70	110.74	111.78	110.18	116.64	122.88	127.05	126.68	112.49	119.09	127.23
Average portfolio loans to core deposits	130.20	128.17	127.87	128.66	131.69	140.31	146.55	155.09	156.15	128.76	143.22	155.12
Average portfolio loans to earning assets	84.60	81.43	81.48	80.79	76.65	79.11	81.32	84.71	83.41	82.14	80.45	83.40
Average securities to earning assets	6.58	6.11	5.84	6.34	6.43	6.40	6.24	6.20	6.00	6.22	6.31	6.15

AVERAGE BALANCES
Assets	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556
Portfolio loans	113,484	104,439	99,689	98,198	93,124	97,404	101,757	105,431	106,433	103,996	99,390	105,275
Loans held for sale or securitization	8,340	12,643	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,336	13,547	11,090
Securities (at cost)	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,880	7,801	7,759
Earning assets	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	126,609	123,541	126,224
Core deposits	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	80,765	69,395	67,869
Purchased deposits and funding	47,450	47,093	44,604	43,001	48,917	52,321	54,338	55,105	58,661	45,554	52,652	57,217
Total equity	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	13,200	12,779	12,765

PERIOD-END BALANCES
Assets	$150,374	$154,166	$140,636	$138,559	$140,191	$138,123	$141,486	$140,231	$142,397
Portfolio loans	116,022	111,991	99,683	99,566	95,492	92,963	100,973	102,269	106,039
Loans held for sale or securitization	4,290	11,987	14,421	10,693	12,853	19,505	12,964	11,779	9,667
Securities (at fair value)	8,731	8,977	7,024	7,208	7,509	7,906	7,726	7,609	7,875
Core deposits	87,536	86,450	79,043	77,884	73,375	68,788	69,744	69,884	68,408
Purchased deposits and funding	45,067	49,193	45,036	42,897	47,147	51,987	54,069	52,879	56,564
Total equity	13,408	13,843	12,147	13,170	14,581	12,902	12,610	12,623	12,613

(1)	Fourth quarter 2007 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Interest Income:
Loans	$2,198,056	$2,202,339	$2,113,945	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$8,570,273	$8,351,493	$7,239,110
Securities:
Taxable	114,729	98,216	86,288	97,145	100,149	98,585	97,085	89,988	85,291	396,378	385,807	342,797
Exempt from Federal income taxes	4,583	4,574	5,392	5,350	5,892	6,217	6,495	6,857	7,205	19,899	25,461	30,509
Dividends	1,302	427	461	456	954	256	345	1,351	2,424	2,646	2,906	8,857
Federal funds sold and security resale agreements	10,583	15,807	14,525	22,927	15,000	8,840	7,013	3,994	4,165	63,842	34,847	12,266
Other investments	44,763	31,892	26,796	28,606	32,787	33,132	35,265	32,064	27,615	132,057	133,248	98,280

Total interest income	2,374,016	2,353,255	2,247,407	2,210,417	2,262,320	2,290,232	2,236,130	2,145,080	2,104,390	9,185,095	8,933,762	7,731,819

Interest Expense:
Deposits	793,752	783,618	727,596	685,705	663,666	638,290	581,307	537,053	494,185	2,990,671	2,420,316	1,604,601
Federal funds borrowed and security repurchase agreements	65,214	72,382	77,531	57,377	88,699	82,632	53,967	59,207	72,887	272,504	284,505	209,893
Borrowed funds	22,846	33,632	35,987	16,197	25,097	23,387	31,909	22,500	27,869	108,662	102,893	67,896
Long-term debt	390,945	368,403	317,764	340,413	359,833	403,899	408,688	350,025	325,990	1,417,525	1,522,445	1,153,681

Total interest expense	1,272,757	1,258,035	1,158,878	1,099,692	1,137,295	1,148,208	1,075,871	968,785	920,931	4,789,362	4,330,159	3,036,071

Net interest income	1,101,259	1,095,220	1,088,529	1,110,725	1,125,025	1,142,024	1,160,259	1,176,295	1,183,459	4,395,733	4,603,603	4,695,748
Provision for loan losses	690,632	368,763	144,540	121,968	324,722	69,598	61,975	31,913	136,072	1,325,903	488,208	300,531

Net interest income after provision for loan losses	410,627	726,457	943,989	988,757	800,303	1,072,426	1,098,284	1,144,382	1,047,387	3,069,830	4,115,395	4,395,217

Noninterest Income:
Loan sale revenue	(149,314)	(74,397)	110,121	75,237	120,937	215,479	285,001	144,096	193,139	(38,353)	765,513	808,356
Loan servicing revenue	114,995	158,994	95,687	32,056	52,561	103,556	(20,597)	(44,053)	32,535	401,732	91,467	399,379
Deposit service charges	248,320	229,182	223,060	204,251	211,812	214,354	203,587	188,548	201,109	904,813	818,301	740,280
Insurance revenue	35,841	28,964	34,563	34,249	30,850	33,767	32,989	31,735	31,997	133,617	129,341	102,789
Trust and investment management fees	80,863	79,050	84,352	73,719	73,219	74,442	80,031	73,055	71,560	317,984	300,747	296,012
Card-related fees	32,702	31,374	28,867	32,081	28,532	26,930	25,036	29,270	26,701	125,024	109,768	105,222
Other service fees	40,450	33,884	33,143	35,355	35,049	34,214	36,557	32,327	32,777	142,832	138,147	129,497
Brokerage revenue	53,302	40,876	54,711	39,783	58,775	35,217	30,266	33,565	41,173	188,672	157,823	159,433
Leasing revenue	35,689	41,778	45,133	55,374	53,359	53,514	61,110	60,166	58,534	177,974	228,149	267,315
Gain on divestitures	16,493	—	—	—	983,940	—	—	—	—	16,493	983,940	16,001
Securities (losses) gains, net	(4,683)	828	(1,314)	26,985	(13,472)	283	990	11,716	9,083	21,816	(483)	27,087
Other	92,235	53,676	56,215	11,431	66,200	85,719	49,111	95,222	78,652	213,557	296,252	252,948

Total noninterest income	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	2,606,161	4,018,965	3,304,319

Noninterest Expense:
Salaries, benefits, and other personnel	663,052	642,331	641,696	633,147	677,916	649,031	635,968	640,639	659,085	2,580,226	2,603,554	2,560,250
Impairment, fraud, and other losses	336,281	257,159	14,349	6,372	395	25,150	11,334	14,216	47,895	614,161	51,095	90,887
Equipment	91,514	76,061	84,468	83,301	94,225	74,158	78,877	78,798	80,630	335,344	326,058	303,471
Net occupancy	84,200	76,930	75,461	78,446	78,281	73,053	73,125	73,490	71,794	315,037	297,949	315,647
Third-party services	101,626	80,707	89,227	85,685	95,116	87,111	91,326	78,790	96,693	357,245	352,343	332,391
Card processing	8,257	8,124	8,174	7,157	6,966	7,395	6,595	6,686	5,754	31,712	27,642	21,096
Marketing and public relations	37,835	41,515	45,028	32,544	45,416	36,092	37,903	28,268	65,498	156,922	147,679	164,533
Leasing expense	24,020	28,701	32,073	34,450	41,847	37,861	42,254	43,105	45,010	119,244	165,067	178,969
Other	219,739	184,770	195,778	195,136	168,508	197,681	194,335	179,813	190,655	795,423	740,337	766,876

Total noninterest expense	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	1,143,805	1,263,014	5,305,314	4,711,724	4,734,120

(Loss) income before income tax (benefit) expense	(559,004)	(45,632)	522,273	453,040	1,293,395	762,369	710,648	656,224	561,633	370,677	3,422,636	2,965,416
Income tax (benefit) expense	(226,168)	(26,627)	175,669	133,828	451,738	235,923	237,722	197,417	163,504	56,702	1,122,800	980,187

Net (loss) income	($332,836)	($19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$313,975	$2,299,836	$1,985,229

Net (Loss) Income Per Common Share:
Basic(1)	($.53)	($.03)	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.51	$3.77	$3.13
Diluted (1)	(.53)	(.03)	.60	.50	1.36	.86	.77	.74	.64	.51	3.72	3.09

Average Common Shares:
Basic	633,165,451	588,134,030	572,729,604	631,710,591	611,908,170	603,848,871	609,656,508	611,910,838	618,227,109	606,388,766	609,316,070	633,431,660
Diluted	633,165,451	588,134,030	580,385,828	640,533,750	620,745,044	612,063,772	618,230,041	619,697,278	625,358,669	612,236,659	617,671,507	641,600,969
Memo:
Tax-equivalent net interest income	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$4,424,734	$4,633,720	$4,726,474
Net (loss) income available to common stockholders	(333,296)	(19,465)	346,167	318,775	841,220	526,009	472,511	458,392	397,714	312,181	2,298,132	1,983,613

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Assets
Cash and demand balances due from banks	$3,226,493	$2,912,349	$2,895,764	$3,222,466	$3,521,153	$3,035,430	$3,804,115	$3,288,577	$3,707,665
Federal funds sold and security resale agreements	100,278	337,932	718,087	2,394,424	1,551,350	371,610	925,594	472,356	301,260
Securities available for sale, at fair value	8,731,257	8,976,731	7,023,923	7,208,209	7,508,820	7,906,165	7,725,543	7,609,199	7,874,628
Other investments	2,306,297	2,372,410	1,620,428	1,609,114	6,317,779	1,813,649	2,405,917	2,218,936	2,108,622
Loans held for sale or securitization:
Commercial	41,351	159,094	38,111	29,441	33,661	36,263	82,276	66,298	10,784
Commercial real estate	507,641	369,385	377,474	173,419	177,312	336,995	87,292	186,951	35,306
Residential real estate	3,741,322	10,381,672	10,694,467	8,198,112	9,327,783	15,596,231	9,683,317	8,709,827	9,192,282
Credit card	—	—	—	—	425,000	—	—	—	425,000
Home equity lines of credit	—	1,076,568	3,310,851	2,291,907	2,888,512	3,522,022	3,099,705	2,810,156	—
Student loans	159	680	400	388	638	13,741	11,334	5,765	3,758

Total loans held for sale or securitization	4,290,473	11,987,399	14,421,303	10,693,267	12,852,906	19,505,252	12,963,924	11,778,997	9,667,130
Portfolio loans:
Commercial	30,914,512	29,437,609	28,024,859	27,077,822	26,969,081	26,051,077	25,768,141	24,708,530	24,026,082
Commercial leases	4,437,162	4,399,246	4,334,862	4,095,225	4,082,940	3,811,656	3,530,574	3,439,170	3,545,831
Commercial construction	9,051,007	8,655,760	7,936,891	7,879,280	7,160,310	6,712,833	6,271,444	5,817,201	5,344,212
Commercial real estate	14,883,089	14,703,736	13,011,123	12,778,183	12,436,458	12,022,002	12,233,327	11,969,954	12,407,576
Residential real estate	30,242,757	29,241,677	24,577,062	24,966,396	21,881,602	20,963,692	28,757,737	30,206,986	30,845,509
Home equity lines of credit	18,079,580	17,523,913	13,974,592	14,322,084	14,594,782	15,293,584	16,626,039	17,599,150	21,438,690
Credit card and other unsecured lines of credit	3,914,693	3,476,372	3,163,904	2,958,390	3,006,789	2,704,794	2,569,448	2,453,129	2,611,679
Other consumer	4,499,181	4,552,364	4,659,997	5,488,829	5,360,110	5,403,854	5,216,159	6,075,268	5,819,144

Total portfolio loans	116,021,981	111,990,677	99,683,290	99,566,209	95,492,072	92,963,492	100,972,869	102,269,388	106,038,723
Allowance for loan losses	(1,761,728)	(1,372,879)	(1,135,766)	(1,104,011)	(1,131,175)	(932,058)	(989,405)	(1,001,324)	(1,094,047)

Net portfolio loans	114,260,253	110,617,798	98,547,524	98,462,198	94,360,897	92,031,434	99,983,464	101,268,064	104,944,676
Properties and equipment	1,707,487	1,651,750	1,518,707	1,492,410	1,402,150	1,325,761	1,308,358	1,300,488	1,328,903
Equipment leased to others	374,789	407,406	446,935	500,422	572,952	594,303	661,542	706,779	696,327
Other real estate owned	424,332	323,964	284,396	263,197	229,070	196,937	167,378	151,376	97,008
Mortgage servicing rights	2,525,842	2,503,089	2,467,749	2,089,863	2,094,387	2,264,104	2,541,250	2,361,617	2,115,715
Goodwill	5,423,907	5,625,010	4,533,742	4,550,642	3,815,911	3,339,631	3,346,779	3,304,999	3,313,109
Other intangible assets	355,823	375,954	241,970	251,447	183,648	157,403	162,188	155,286	168,353
Derivative assets	1,030,794	626,662	444,756	589,093	612,914	693,444	566,777	642,234	772,918
Accrued income and other assets	5,616,003	5,447,554	5,470,782	5,232,205	5,166,905	4,887,573	4,922,748	4,972,103	5,300,800

Total Assets	$150,374,028	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114

Liabilities
Deposits:
Noninterest bearing	$17,363,648	$16,693,513	$17,547,090	$17,313,652	$17,537,278	$16,188,883	$17,312,118	$17,186,781	$17,429,227
NOW and money market accounts	37,868,236	36,769,018	33,798,901	33,360,456	30,335,531	28,734,045	28,710,382	29,538,292	28,304,007
Savings accounts	2,870,716	2,913,662	2,260,197	2,473,508	1,881,444	1,821,496	1,970,616	2,105,325	2,147,022
Consumer time	29,433,081	30,073,886	25,437,213	24,736,279	23,620,821	22,043,743	21,750,652	21,053,803	20,527,784

Core deposits	87,535,681	86,450,079	79,043,401	77,883,895	73,375,074	68,788,167	69,743,768	69,884,201	68,408,040
Other	3,110,153	3,604,197	3,027,619	3,564,659	4,119,756	5,199,389	4,846,707	6,061,923	6,734,915
Foreign	6,909,661	8,194,692	10,497,190	7,187,637	9,738,760	8,794,632	8,633,371	5,470,495	8,843,036

Total deposits	97,555,495	98,248,968	92,568,210	88,636,191	87,233,590	82,782,188	83,223,846	81,416,619	83,985,991
Federal funds borrowed and security repurchase agreements	5,100,185	6,248,924	5,653,283	5,967,883	5,283,997	7,346,405	4,912,465	5,236,545	6,499,254
Borrowed funds	2,055,063	2,505,742	2,670,238	1,857,988	1,648,967	3,956,550	3,150,985	2,461,246	3,517,537
Long-term debt	25,992,453	26,758,298	21,914,624	23,468,733	25,406,971	26,348,126	32,181,511	33,305,822	30,496,093
Junior subordinated debentures owed to unconsolidated subsidiary trusts	1,899,683	1,881,269	1,273,114	850,251	948,705	341,617	343,870	342,864	473,523
Derivative liabilities	608,131	555,716	732,310	619,007	717,830	668,477	1,119,162	1,004,762	738,343
Accrued expenses and other liabilities	3,755,190	4,124,240	3,677,761	3,988,535	4,369,779	3,777,510	3,943,974	3,840,215	4,073,502

Total Liabilities	136,966,200	140,323,157	128,489,540	125,388,588	125,609,839	125,220,873	128,875,813	127,608,073	129,784,243
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,535,783	2,533,382	2,265,141	2,381,941	2,529,527	2,407,502	2,420,214	2,439,965	2,460,191
Capital surplus	6,374,955	6,361,320	4,763,670	4,962,660	4,793,537	3,766,184	3,749,508	3,709,927	3,681,603
Retained earnings	4,405,526	5,002,284	5,270,420	5,881,809	7,328,853	6,739,515	6,564,449	6,522,324	6,459,212
Accumulated other comprehensive income	91,564	(54,135)	(152,705)	(56,041)	(70,914)	(11,378)	(124,407)	(49,278)	11,865

Total Stockholders’ Equity	13,407,828	13,842,851	12,146,526	13,170,369	14,581,003	12,901,823	12,609,764	12,622,938	12,612,871

Total Liabilities and Stockholders’ Equity	$150,374,028	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114

Common Shares Outstanding	633,945,720	633,345,384	566,285,142	595,485,028	632,381,603	601,875,473	605,053,511	609,991,042	615,047,663
Memo:
Noninterest bearing escrow balances	$3,269,928	$3,203,973	$3,558,018	$3,334,760	$3,645,186	$3,498,396	$3,780,740	$3,700,578	$3,514,063
Interest bearing escrow balances	170,829	156,981	157,307	154,251	134,446	128,891	140,555	131,339	141,388
Noninterest bearing deposits excluding escrow balances	14,093,720	13,489,540	13,989,072	13,978,892	13,892,092	12,690,487	13,531,378	13,486,203	13,915,164
Core deposits excluding escrow balances	84,094,924	83,089,125	75,328,076	74,394,884	69,595,442	65,160,880	65,822,473	66,052,284	64,752,589
Sweep account balances, excluded from core deposit balances	9,014,955	9,487,406	9,551,319	9,768,463	8,415,378	7,293,124	6,388,985	6,220,952	5,998,935

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Assets
Earning Assets:
Portfolio loans:
Commercial	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018	$23,972	$28,440	$25,417	$23,730
Commercial leases	4,389	4,235	4,061	3,981	3,781	3,532	3,428	3,522	3,477	$4,168	3,566	3,171
Commercial construction	8,902	8,225	7,854	7,611	6,943	6,510	6,064	5,611	5,047	8,151	6,286	4,264
Commercial real estate	14,627	13,548	12,919	12,976	12,066	12,061	12,100	12,022	12,153	13,522	12,062	12,033
Residential real estate	29,425	26,546	24,384	23,715	20,952	25,701	29,255	30,736	31,019	26,035	26,632	30,941
Home equity lines of credit	17,886	15,609	14,010	14,409	14,896	15,629	17,089	20,979	21,808	15,488	17,128	21,118
Credit card and other unsecured lines of credit	3,659	3,356	3,099	3,019	2,803	2,654	2,528	2,515	2,469	3,285	2,626	2,381
Other consumer	4,511	4,304	5,344	5,483	5,358	5,304	6,012	6,028	6,488	4,907	5,673	7,637

Total portfolio loans	113,484	104,439	99,689	98,198	93,124	97,404	101,757	105,431	106,433	103,996	99,390	105,275
Loans held for sale or securitization:
Commercial	158	79	37	38	35	49	68	12	25	79	41	18
Commercial real estate	325	385	226	174	101	116	142	86	122	278	111	198
Residential real estate	7,305	10,070	9,478	8,520	14,385	11,904	9,086	7,977	10,089	8,842	10,859	10,547
Automobile	—	—	—	—	—	—	—	—	710	—	—	179
Student	1	1	1	—	4	15	4	4	4	1	7	2
Home equity lines of credit	551	2,108	2,873	2,669	2,815	2,981	3,460	331	15	2,045	2,405	4
Credit card	—	—	—	368	85	—	—	416	207	91	124	142

Total loans held for sale or securitization	8,340	12,643	12,615	11,769	17,425	15,065	12,760	8,826	11,172	11,336	13,547	11,090
Securities available for sale, at cost	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,880	7,801	7,759
Federal funds sold and security resale agreements	945	1,212	1,117	1,748	1,122	654	536	327	355	1,253	662	303
Other investments	2,547	2,120	1,780	2,124	2,011	2,129	2,272	2,156	1,991	2,144	2,141	1,797

Total earning assets	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	126,609	123,541	126,224
Allowance for loan losses	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,192)	(1,007)	(1,143)
Fair value appreciation (depreciation) of securities available for sale	32	(73)	(34)	(11)	(4)	(120)	(120)	(28)	(8)	(22)	(68)	72
Cash and demand balances due from banks	2,809	2,714	2,748	2,965	2,953	3,075	3,246	3,326	3,493	2,808	3,149	3,645
Properties and equipment	1,674	1,571	1,493	1,495	1,369	1,311	1,300	1,311	1,293	1,559	1,323	1,280
Equipment leased to others	392	431	480	553	595	617	687	707	727	463	651	861
Other real estate owned	382	304	270	239	218	186	158	104	95	299	167	92
Mortgage servicing rights	2,456	2,493	2,233	2,175	2,275	2,465	2,438	2,191	2,071	2,340	2,343	1,738
Goodwill	5,613	4,896	4,544	4,479	3,564	3,346	3,326	3,310	3,319	4,886	3,387	3,313
Other intangible assets	364	281	251	256	163	156	156	161	174	288	159	188
Derivative assets	738	310	245	244	345	153	—	140	248	386	156	303
Accrued income and other assets	5,327	5,061	5,120	5,026	4,868	5,107	4,710	4,807	5,060	5,135	4,877	4,983

Total Assets	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556

Liabilities
Deposits:
Noninterest bearing	$16,901	$16,690	$16,875	$16,831	$16,695	$16,740	$17,057	$16,766	$17,752	$16,824	$16,814	$18,257
NOW and money market accounts	37,658	35,099	33,675	32,582	29,538	28,810	28,872	28,367	28,160	34,769	28,900	28,589
Savings accounts	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,540	1,970	2,361
Consumer time	29,683	27,238	25,069	24,476	22,650	21,966	21,463	20,740	20,059	26,632	21,711	18,662

Core deposits	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	80,765	69,395	67,869
Brokered retail CDs	2,406	2,297	2,469	3,006	3,499	4,161	4,899	5,492	6,073	2,542	4,506	5,384
Other	1,244	1,112	914	917	972	1,049	956	1,047	885	1,048	1,006	703
Foreign	7,485	8,609	8,677	7,602	9,334	8,878	7,518	8,469	8,900	8,095	8,553	8,787

Total deposits	98,299	93,502	90,024	87,847	84,522	83,507	82,807	82,987	84,018	92,450	83,460	82,743
Federal funds borrowed and security repurchase agreements	6,283	6,176	6,566	5,072	7,289	6,876	5,110	6,198	8,151	6,027	6,373	7,338
Borrowed funds	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,185	2,201	2,253
Long-term debt	28,005	26,306	23,111	25,164	25,886	29,432	33,087	31,719	31,787	25,657	30,013	32,752
Derivative liabilities	324	377	434	353	348	431	181	188	193	372	288	234
Accrued expenses and other liabilities	4,074	3,505	3,354	3,736	3,523	3,576	3,501	3,656	3,420	3,668	3,564	3,471

Total Liabilities	139,012	132,459	126,356	123,412	123,505	125,747	127,454	126,928	130,434	130,359	125,899	128,791
Total Stockholders’ Equity	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	13,200	12,779	12,765

Total Liabilities and Stockholders’ Equity	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556

Memo:
Noninterest bearing escrow balances	$3,559	$3,714	$3,762	$3,386	$4,069	$4,250	$4,084	$3,651	$4,346	$3,606	$4,016	$4,447
Interest bearing escrow balances	165	157	155	153	134	136	139	136	136	157	136	137
Noninterest bearing deposits excluding escrow balances	13,342	12,976	13,113	13,445	12,626	12,490	12,973	13,115	13,406	13,218	12,798	13,810
Core deposits excluding escrow balances	83,440	77,613	74,047	72,783	66,514	65,033	65,211	64,192	63,678	77,002	65,243	63,285
Sweep account balances, excluded from core deposit balances	9,703	9,903	9,748	9,253	7,975	6,974	6,157	6,063	6,309	9,653	6,798	5,508

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$6,882	$8,587	$7,672	$6,339	$5,636	$5,635	$5,760	$5,527	$7,098	$7,374	$5,640	$7,897
First Franklin(1)	—	—	—	1,140	8,016	5,509	2,768	2,322	2,991	281	4,672	2,650
Home equity installment	423	1,483	1,806	1,041	733	760	558	128	—	1,187	547	—

Total mortgage loans held for sale	$7,305	$10,070	$9,478	$8,520	$14,385	$11,904	$9,086	$7,977	$10,089	$8,842	$10,859	$10,547

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$27,014	$25,783	$25,291	$24,342	$23,621	$23,547	$22,900	$21,782	$21,919	$25,615	$22,969	$21,788
Floorplan	832	852	970	992	1,005	998	1,081	1,067	1,031	911	1,038	1,019
Non-taxable	396	381	376	381	372	333	310	303	293	384	330	303
International	1,843	1,600	1,381	1,289	1,327	1,135	990	866	729	1,530	1,080	620

Total Commercial	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$24,018	$23,972	$28,440	$25,417	$23,730

Real estate — residential
Bank portfolio and other	$14,428	$11,661	$10,284	$9,854	$6,697	$5,827	$5,409	$5,581	$5,646	$11,570	$5,883	$6,000
First Franklin(1)	6,238	6,921	7,709	7,490	7,949	13,591	17,537	18,636	18,985	7,086	14,396	18,889
Home equity installment	8,759	7,964	6,391	6,371	6,306	6,283	6,309	6,519	6,388	7,379	6,353	6,052

Total Real Estate — Residential	$29,425	$26,546	$24,384	$23,715	$20,952	$25,701	$29,255	$30,736	$31,019	$26,035	$26,632	$30,941

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$920	$919	$1,372	$951	$931
Personal lines of credit	880	835	812	827	816	786	759	750	726	839	778	653
Business lines of credit	1,146	1,087	1,044	1,019	955	910	877	845	824	1,074	897	797

Total Credit Card and Other Unsecured Lines of Credit	$3,659	$3,356	$3,099	$3,019	$2,803	$2,654	$2,528	$2,515	$2,469	$3,285	$2,626	$2,381

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Home equity lines of credit(2)	$7,443	$6,196	$5,091	$5,462	$6,243	$6,993	$8,396	$12,190	$12,919	$6,054	$8,435	$12,317
Installment loans (real estate-residential)(2)	3,578	2,583	1,423	1,421	1,477	1,572	1,688	2,018	2,001	2,258	1,687	1,813

Total loans	$11,021	$8,779	$6,514	$6,883	$7,720	$8,565	$10,084	$14,208	$14,920	$8,312	$10,122	$14,130

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$3,741	$9,667	$8,385	$7,052	$6,592	$5,703	$6,185	$5,790	$6,785
First Franklin(1)	—	—	—	—	1,625	8,851	2,645	2,389	2,407
Home equity installment	—	715	2,309	1,146	1,111	1,042	853	531	—

Total Mortgage Loans Held for Sale or Securitization	$3,741	$10,382	$10,694	$8,198	$9,328	$15,596	$9,683	$8,710	$9,192

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$27,762	$26,483	$25,193	$24,454	$24,225	$23,432	$23,300	$22,359	$21,805
Floorplan	858	835	945	994	1,035	989	1,068	1,103	1,097
Non-taxable	388	401	374	380	379	342	319	300	305
International	1,907	1,719	1,513	1,250	1,330	1,288	1,081	947	819

Total Commercial	$30,915	$29,438	$28,025	$27,078	$26,969	$26,051	$25,768	$24,709	$24,026

Real estate — residential
Bank portfolio and other	$15,349	$13,882	$10,786	$10,402	$7,963	$6,371	$5,863	$5,614	$5,646
First Franklin(1)	6,012	6,648	7,419	8,217	7,486	8,308	16,590	18,261	18,688
Home equity installment	8,882	8,712	6,372	6,347	6,433	6,285	6,305	6,332	6,512

Total Real Estate — Residential	$30,243	$29,242	$24,577	$24,966	$21,882	$20,964	$28,758	$30,207	$30,846

INTANGIBLE ASSETS
Goodwill	$5,424	$5,625	$4,534	$4,551	$3,816	$3,340	$3,347	$3,305	$3,313
Core deposit intangibles	331	351	213	226	153	125	133	127	134
Credit card intangibles	2	2	3	4	5	5	5	6	6
Other intangibles	23	23	26	21	26	27	24	22	28

Total Intangible Assets	$5,780	$6,001	$4,776	$4,802	$4,000	$3,497	$3,509	$3,460	$3,481

Memo:
Holding company investment in subsidiaries	$15,610	$15,495	$13,879	$14,501	$13,082	$13,864	$13,895	$13,548	$13,246
Holding company intangible assets	122	122	117	120	117	117	122	122	122
Double leverage ratio(2)	1.17 x	1.13 x	1.15 x	1.11 x	.91 x	1.08 x	1.11 x	1.08 x	1.06 x
Subsidiary bank dividend capacity(3)	$106	$563	$451	$1,033	$954	$1,688	$1,697	$1,497	$1,928

PRINCIPAL INVESTMENTS(4)
Type of Investment:
Direct investments in public entities	—	—	—	—	—	—	—	—	—
Direct investments in nonpublic entities	$387	$364	$339	$319	$311	$312	$326	$319	$317
Indirect investments (funds)	388	374	372	365	354	353	355	348	344

Total Investments	$775	$738	$711	$684	$665	$665	$681	$667	$661

Type of Security:
Common stock	$100	$88	$97	$80	$78	$80	$77	$74	$76
Convertible debt and preferred stock	14	20	8	11	11	15	23	26	26
Investments in partnerships, funds and other equity instruments	459	441	430	415	398	390	393	386	379
Mezzanine (subordinated) debt	202	189	176	178	178	180	188	181	180

Total Investments	$775	$738	$711	$684	$665	$665	$681	$667	$661

Memo:
Commitments to fund principal investments	$357	$340	$358	$297	$282	$292	$310	$290	$295

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(3)	The subsidiary bank dividend excludes acquired banks prior to their merger into National City Bank.

(4)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking — National line of business.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

CREDIT CARD LOANS(1)
Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$920	$919	$1,372	$951	$931
Loans held for securitization	—	—	—	368	85	—	—	416	207	91	124	142
Loans securitized	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,359	1,325	1,307

Total Average Managed Credit Card Loans	$3,083	$2,884	$2,693	$2,623	$2,479	$2,408	$2,342	$2,371	$2,366	$2,822	$2,400	$2,380

End of period balances:
Loans held in portfolio	$1,852	$1,496	$1,275	$1,131	$1,185	$989	$900	$859	$1,032
Loans held for securitization	—	—	—	—	425	—	—	—	425
Loans securitized	1,450	1,450	1,450	1,450	1,025	1,450	1,450	1,450	1,026

Total Managed Credit Card Loans	$3,302	$2,946	$2,725	$2,581	$2,635	$2,439	$2,350	$2,309	$2,483

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$86	$107	$135	$167	$267	$252	$264	$316	$1,145	$124	$275	$2,323
Loans held for securitization	—	—	—	—	—	—	—	—	710	—	—	179
Loans securitized	761	922	1,111	1,327	1,547	1,801	2,142	2,465	1,257	1,028	1,986	861

Total Average Managed Automobile Loans	$847	$1,029	$1,246	$1,494	$1,814	$2,053	$2,406	$2,781	$3,112	$1,152	$2,261	$3,363

End of period balances:
Loans held in portfolio	$77	$90	$117	$150	$185	$228	$232	$271	$352
Loans securitized	689	839	1,014	1,217	1,439	1,668	1,987	2,299	2,602

Total Managed Automobile Loans	$766	$929	$1,131	$1,367	$1,624	$1,896	$2,219	$2,570	$2,954

(1)	In March 2007 and March 2006, the Corporation sold through securitization $425 million of credit card receivables, respectively.

(2)	In December 2005, the Corporation sold through securitization $2.2 billion of indirect prime automobile loans.

(3)	Represents managed portfolio of indirect prime automobile loans. This portfolio is in run-off.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$30,243	$28,695	$28,055	$27,042	$26,360	$26,062	$25,349	$24,030	$23,997	$28,519	$25,458	$23,748
Commercial leases	4,389	4,235	4,061	3,981	3,781	3,532	3,428	3,522	3,477	4,168	3,566	3,171
Commercial construction	8,902	8,225	7,854	7,611	6,943	6,510	6,064	5,611	5,047	8,151	6,286	4,264
Commercial real estate	14,952	13,933	13,145	13,150	12,167	12,177	12,242	12,108	12,275	13,800	12,173	12,231
Residential real estate	36,730	36,616	33,862	32,235	35,337	37,605	38,341	38,713	41,108	34,877	37,491	41,488
Home equity lines of credit	18,437	17,717	16,883	17,078	17,711	18,610	20,549	21,310	21,823	17,533	19,533	21,122
Credit card and other unsecured lines of credit	3,659	3,356	3,099	3,387	2,888	2,654	2,528	2,931	2,676	3,376	2,750	2,523
Other consumer	4,512	4,305	5,345	5,483	5,362	5,319	6,016	6,032	7,202	4,908	5,680	7,818

Total loans	121,824	117,082	112,304	109,967	110,549	112,469	114,517	114,257	117,605	115,332	112,937	116,365
Securities available for sale, at cost:
Taxable	8,435	7,447	6,734	7,257	7,313	7,351	7,260	7,153	7,060	7,471	7,270	7,134
Tax-exempt	391	388	409	447	493	523	542	566	597	409	531	625

Total securities available for sale	8,826	7,835	7,143	7,704	7,806	7,874	7,802	7,719	7,657	7,880	7,801	7,759
Federal funds sold, security resale agreements, and other investments	3,492	3,332	2,897	3,872	3,133	2,783	2,808	2,483	2,346	3,397	2,803	2,100

Total earning assets	134,142	128,249	122,344	121,543	121,488	123,126	125,127	124,459	127,608	126,609	123,541	126,224
Allowance for loan losses	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,192)	(1,007)	(1,143)
Fair value appreciation (depreciation) of securities available for sale	32	(73)	(34)	(11)	(4)	(120)	(120)	(28)	(8)	(22)	(68)	72
Nonearning assets	19,755	18,061	17,384	17,432	16,350	16,416	16,021	16,057	16,480	18,164	16,212	16,403

Total Assets	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$37,658	$35,099	$33,675	$32,582	$29,538	$28,810	$28,872	$28,367	$28,160	$34,769	$28,900	$28,589
Savings accounts	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,106	2,189	2,540	1,970	2,361
Consumer time deposits	29,683	27,238	25,069	24,476	22,650	21,966	21,463	20,740	20,059	26,632	21,711	18,662
Other deposits	3,650	3,409	3,383	3,923	4,471	5,210	5,855	6,539	6,958	3,590	5,512	6,087
Foreign deposits	7,485	8,609	8,677	7,602	9,334	8,878	7,518	8,469	8,900	8,095	8,553	8,787
Federal funds borrowed	1,841	1,984	2,508	1,237	3,675	3,286	1,746	2,823	4,675	1,894	2,886	4,021
Security repurchase agreements	4,442	4,192	4,058	3,835	3,614	3,590	3,364	3,375	3,476	4,133	3,487	3,317
Borrowed funds	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,180	2,865	2,185	2,201	2,253
Long-term debt	28,005	26,306	23,111	25,164	25,886	29,432	33,087	31,719	31,787	25,657	30,013	32,752

Total interest bearing liabilities	117,713	111,887	105,693	102,492	102,939	105,000	106,715	106,318	109,069	109,495	105,233	106,829
Noninterest bearing deposits	16,901	16,690	16,875	16,831	16,695	16,740	17,057	16,766	17,752	16,824	16,814	18,257
Accrued interest and other liabilities	4,398	3,882	3,788	4,089	3,871	4,007	3,682	3,844	3,613	4,040	3,852	3,705

Total Liabilities	139,012	132,459	126,356	123,412	123,505	125,747	127,454	126,928	130,434	130,359	125,899	128,791
Total Stockholders’ Equity	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	13,200	12,779	12,765

Total Liabilities and Stockholders’ Equity	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556

Memo:
Interest bearing core deposits	$70,263	$64,794	$61,089	$59,491	$54,022	$52,679	$52,377	$51,213	$50,408	$63,941	$52,581	$49,612
Interest bearing total deposits	81,398	76,812	73,149	71,016	67,827	66,767	65,750	66,221	66,266	75,626	66,646	64,486
Borrowed funding and long-term debt	36,315	35,075	32,544	31,476	35,112	38,233	40,965	40,097	42,803	33,869	38,587	42,343

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

INTEREST
Assets
Earning Assets:
Loans(1):
Commercial	$552	$552	$534	$513	$516	$515	$474	$422	$401	$2,151	$1,927	$1,388
Commercial leases	79	72	69	69	61	57	55	58	53	289	231	201
Commercial construction	162	161	154	140	138	131	118	103	90	617	490	272
Commercial real estate	258	251	236	237	229	224	218	209	210	982	880	778
Residential real estate	643	654	620	576	649	692	687	671	697	2,493	2,699	2,678
Home equity lines of credit	328	343	332	336	349	363	373	370	345	1,339	1,455	1,194
Credit card and other unsecured lines of credit	103	96	86	96	81	75	69	83	72	381	308	251
Other consumer	77	78	88	94	89	90	100	99	115	337	378	493

Total loans	2,202	2,207	2,119	2,061	2,112	2,147	2,094	2,015	1,983	8,589	8,368	7,255
Securities available for sale, at cost:
Taxable	116	99	87	97	101	99	97	92	88	399	389	352
Tax-exempt	7	6	8	8	8	9	10	10	10	29	37	45

Total securities available for sale	123	105	95	105	109	108	107	102	98	428	426	397
Federal funds sold, security resale agreements, and other investments	56	48	41	52	49	43	42	36	32	197	170	111

Total earning assets	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$9,214	$8,964	$7,763

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$292	$286	$265	$249	$221	$211	$194	$172	$151	$1,092	$798	$488
Savings accounts	8	8	8	8	2	3	3	3	2	32	11	10
Consumer time deposits	365	337	302	287	265	245	224	202	190	1,291	936	642
Other deposits	47	46	45	51	60	68	74	74	70	189	276	203
Foreign deposits	80	107	108	91	115	112	86	86	80	386	399	261
Federal funds borrowed	22	27	33	16	50	44	22	31	47	98	147	134
Security repurchase agreements	42	46	45	41	40	38	32	28	26	174	138	76
Borrowed funds	23	34	36	16	25	23	32	23	28	109	103	68
Long-term debt	393	367	317	341	359	404	409	350	327	1,418	1,522	1,154

Total interest bearing liabilities	$1,272	$1,258	$1,159	$1,100	$1,137	$1,148	$1,076	$969	$921	$4,789	$4,330	$3,036

Tax-Equivalent Net Interest Income	$1,109	$1,102	$1,096	$1,118	$1,133	$1,150	$1,167	$1,184	$1,192	$4,425	$4,634	$4,727

Memo:
Interest bearing core deposits	$665	$631	$575	$544	$488	$459	$421	$377	$343	$2,415	$1,745	$1,140
Interest bearing total deposits	792	784	728	686	663	639	581	537	493	2,990	2,420	1,604
Borrowed funding and long-term debt	480	474	431	414	474	509	495	432	428	1,799	1,910	1,432
Amortization of fair value adjustments included above(2):
Loans	($20)	($16)	($15)	($14)	($7)	($4)	($5)	($3)	($4)	($65)	($19)	($27)
Deposits	3	1	1	1	—	1	1	(2)	(5)	6	(1)	(43)
Long-term debt	(3)	(4)	(4)	(4)	(5)	(6)	(6)	(6)	(7)	(15)	(23)	(32)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

RATES

Assets
Earning Assets:
Loans(1):
Commercial	7.24%	7.63%	7.63%	7.70%	7.77%	7.82%	7.50%	7.13%	6.63%	7.54%	7.57%	5.84%
Commercial leases	7.16	6.82	6.82	6.94	6.47	6.50	6.43	6.57	6.15	6.94	6.49	6.35
Commercial construction	7.22	7.74	7.86	7.47	7.88	8.00	7.78	7.43	7.07	7.56	7.79	6.38
Commercial real estate	6.85	7.15	7.19	7.31	7.44	7.31	7.13	7.02	6.80	7.12	7.23	6.36
Residential real estate	6.99	7.13	7.32	7.17	7.34	7.35	7.17	6.95	6.78	7.15	7.20	6.45
Home equity lines of credit	7.13	7.74	7.86	7.87	7.87	7.82	7.26	6.94	6.33	7.64	7.45	5.65
Credit card and other unsecured lines of credit	11.18	11.34	11.13	11.47	11.12	11.24	10.95	11.44	10.48	11.28	11.19	9.93
Other consumer	6.77	7.18	6.64	6.91	6.56	6.70	6.68	6.66	6.34	6.86	6.65	6.31

Total loans	7.20	7.50	7.56	7.55	7.61	7.61	7.32	7.10	6.72	7.45	7.41	6.23
Securities available for sale, at cost:
Taxable	5.50	5.29	5.16	5.39	5.53	5.37	5.37	5.12	4.96	5.34	5.35	4.93
Tax-exempt	6.64	6.78	7.77	7.03	7.03	6.98	7.07	7.20	7.19	7.07	7.07	7.27

Total securities available for sale	5.55	5.37	5.31	5.48	5.62	5.48	5.49	5.27	5.14	5.43	5.47	5.12
Federal funds sold, security resale agreements, and other investments	6.32	5.70	5.75	5.41	6.20	6.00	6.05	5.92	5.40	5.79	6.05	5.28

Total earning assets	7.07	7.33	7.38	7.36	7.44	7.43	7.18	6.96	6.60	7.28	7.26	6.15

Liabilities
Interest bearing liabilities:
NOW and money market accounts	3.08	3.23	3.16	3.09	2.97	2.89	2.70	2.46	2.13	3.14	2.76	1.71
Savings accounts	1.12	1.26	1.36	1.34	.65	.64	.57	.49	.49	1.26	.59	.44
Consumer time deposits	4.89	4.91	4.83	4.76	4.65	4.43	4.19	3.95	3.75	4.85	4.31	3.44
Other deposits	5.12	5.36	5.26	5.31	5.30	5.19	5.02	4.62	4.01	5.26	5.00	3.33
Foreign deposits	4.27	4.92	5.01	4.84	4.86	5.00	4.61	4.12	3.58	4.77	4.66	2.97
Federal funds borrowed	4.84	5.24	5.31	5.32	5.31	5.33	5.02	4.49	4.03	5.18	5.08	3.34
Security repurchase agreements	3.82	4.37	4.38	4.35	4.33	4.25	3.83	3.36	2.90	4.22	3.96	2.28
Borrowed funds	4.47	5.15	5.04	5.30	5.14	4.82	4.62	4.19	3.86	4.97	4.67	3.01
Long-term debt	5.55	5.57	5.51	5.47	5.52	5.45	4.95	4.46	4.08	5.52	5.07	3.52

Total interest bearing liabilities	4.29	4.46	4.40	4.35	4.39	4.34	4.04	3.69	3.35	4.37	4.11	2.84

Net Interest Spread	2.78	2.87	2.98	3.01	3.05	3.09	3.14	3.27	3.25	2.91	3.15	3.31
Contribution of noninterest bearing sources of funds	.52	.56	.61	.68	.68	.64	.59	.54	.49	.58	.60	.43

Net Interest Margin	3.30%	3.43%	3.59%	3.69%	3.73%	3.73%	3.73%	3.81%	3.74%	3.49%	3.75%	3.74%

Memo:
Interest bearing core deposits	3.76%	3.86%	3.77%	3.71%	3.60%	3.45%	3.23%	2.98%	2.70%	3.78%	3.32%	2.30%
Interest bearing total deposits	3.87	4.05	3.99	3.92	3.88	3.79	3.55	3.29	2.96	3.95	3.63	2.49
Borrowed funding and long-term debt	5.24	5.38	5.31	5.32	5.36	5.30	4.84	4.36	3.96	5.31	4.95	3.38

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005
Per common share:
Basic net (loss) income(1)	($.53)	($.03)	$.60	$.50	$1.37	$.87	$.77	$.75	$.65	$.51	$3.77	$3.13
Diluted net (loss) income(1)	(0.53)	(.03)	.60	.50	1.36	.86	.77	.74	.64	.51	3.72	3.09
Trailing four quarters basic net income	.54	2.44	3.34	3.51	3.76	3.04	2.92	3.13	3.13
Trailing four quarters diluted net income	.54	2.43	3.32	3.49	3.73	3.01	2.89	3.09	3.09
Dividends declared	.41	.41	.39	.39	.39	.39	.37	.37	.37	1.60	1.52	1.44
Dividends paid	.41	.41	.39	.39	.39	.39	.37	.37	.37	1.60	1.52	1.44
Dividend payout ratio(2)	—	—	65.00%	78.00%	28.68%	45.35%	48.05%	50.00%	57.81%	313.73%	40.86%	46.60%
Dividend yield (annualized) (3)	9.96	6.54	4.68	4.19	4.27	4.26	4.09	4.24	4.41
P/E ratio(4)	30.48 x	10.33 x	10.04 x	10.67 x	9.80 x	12.16 x	12.52 x	11.29 x	10.86 x

Common dividends declared	$262.0	$235.0	$232.0	$254.2	$236.4	$238.0	$227.5	$229.8	$232.6	$983.2	$931.7	$922.4
Preferred dividends declared	.5	.5	.4	.4	.4	.4	.4	.4	.4	1.8	1.6	1.6

Common dividends paid	262.0	235.0	232.0	254.2	236.4	238.0	227.5	229.8	232.6	983.2	931.7	922.4
Preferred dividends paid	.5	.5	.4	.4	.4	.4	.4	.4	.4	1.8	1.6	1.6

Shares outstanding (5):
Average basic	633,165	588,134	572,730	631,711	611,908	603,849	609,657	611,911	618,227	606,389	609,316	633,432
Average diluted	633,165	588,134	580,386	640,534	620,745	612,064	618,230	619,697	625,359	612,237	617,672	641,601
Ending common	633,946	633,345	566,285	595,485	632,382	601,875	605,054	609,991	615,048

Common stock price:
High	$27.21	$34.30	$38.32	$38.94	$37.47	$37.42	$38.04	$36.25	$35.04	$38.94	$38.04	$37.85
Low	15.76	24.88	33.08	34.82	35.29	34.50	34.38	33.26	29.75	15.76	33.26	29.75
Close	16.46	25.09	33.32	37.25	36.56	36.60	36.19	34.90	33.57

Book value per common share	$21.15	$21.86	$21.45	$22.12	$23.06	$21.44	$20.84	$20.69	$20.51
Tangible book value per common share	12.03	12.38	13.02	14.05	16.73	15.63	15.04	15.02	14.85
Other comprehensive income per share	.14	(.09)	(.27)	(.09)	(.11)	(.02)	(.20)	(.08)	.02

Market to book value	77.8%	114.8%	155.3%	168.4%	158.5%	170.7%	173.7%	168.7%	163.7%

Market capitalization of common stock	$10,435	$15,891	$18,869	$22,182	$23,120	$22,029	$21,897	$21,289	$20,647

(1)	The sum of the quarterly earnings per share may not equal the year-to-date earnings per share due to rounding

(2)	Dividend declared divided by diluted net income per common share

(3)	Dividend declared (annualized) divided by quarter-end stock price

(4)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(5)	In thousands
INTEREST RATE RISK MEASURES

	2007				2006				2005
	4th Qtr(1)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+1.7%	+1.9%	+1.2%	+1.2%	+0.8%	+1.0%	+1.4%	+1.3%	+0.7%
+150 basis points Shock vs. Current Yield Curve(4)	+2.6%	+3.0%	+2.2%	+2.3%	+1.2%	+1.6%	+2.2%	+2.0%	+1.6%
-150 basis points Shock vs. Current Yield Curve(5)	+1.3%	+1.1%	+1.0%	+0.8%	+0.6%	+0.2%	+0.0%	+0.0%	-0.6%

(1)	Based on positions at November 30, 2007 and market values at December 13, 2007.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +4.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005
LONG-TERM DEBT, TRUST PREFERREDS, AND BORROWED FUNDS
Long-Term Debt and Trust Preferreds:
Holding company debt:
Senior notes	$1,789	$1,774	$1,833	$1,847	$1,242	$1,240	$1,210	$1,227	$1,241
Subordinated debt	1,079	1,055	1,030	1,063	1,067	1,070	1,020	1,056	1,089
Junior subordinated debentures owed to unconsolidated subsidiary trusts (Trust Preferreds)	1,900	1,881	1,273	850	949	342	344	343	474

Total holding company debt	4,768	4,710	4,136	3,760	3,258	2,652	2,574	2,626	2,804
Subsidiary debt:
Subordinated debt	3,451	3,423	3,369	2,482	2,477	1,986	1,917	1,964	2,011
Senior bank notes	13,061	14,232	13,615	15,977	18,580	20,126	25,275	25,206	22,088
FHLB advances	6,256	5,900	1,996	2,048	1,999	1,887	2,721	3,812	3,920
Repurchase agreements	321	320	—	—	—	—	—	—	—
Secured debt financings	26	47	63	43	31	27	25	29	131
Other	9	8	9	9	11	12	13	12	16

Total subsidiary debt	23,124	23,930	19,052	20,559	23,098	24,038	29,951	31,023	28,166

Total Long-Term Debt and Trust Preferreds	$27,892	$28,640	$23,188	$24,319	$26,356	$26,690	$32,525	$33,649	$30,970

Borrowed Funds:
U.S. Treasury demand notes	$500	$340	$258	$54	$434	$2,430	$1,325	$76	$1,754
Short-term senior bank notes	—	86	—	—	—	60	46	98	137
Short-term FHLB advances	—	514	1,000	1	—	—	—	—	150
Commercial paper and other	1,555	1,566	1,412	1,803	1,215	1,467	1,780	2,287	1,477

Total Borrowed Funds	$2,055	$2,506	$2,670	$1,858	$1,649	$3,957	$3,151	$2,461	$3,518

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,408	$13,843	$12,147	$13,170	$14,581	$12,902	$12,610	$12,623	$12,613

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain (loss), net	$15	($11)	($73)	—	$4	($9)	($124)	($57)	($4)
SFAS 133 unrealized gain (loss), net	70	28	(8)	$15	(4)	(2)	—	8	16
SFAS 158 unrecognized gain (loss), net	7	(71)	(72)	(71)	(71)	—	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	$92	($54)	($153)	($56)	($71)	($11)	($124)	($49)	$12

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,367	$9,672	$8,721	$9,196	$11,535	$9,603	$9,392	$9,396	$9,517
Total risk-based capital	14,730	14,802	13,667	13,164	15,705	13,215	13,103	13,121	13,500
Risk-weighted assets	143,622	142,684	132,957	129,978	129,190	128,297	128,512	127,273	128,108

Tier 1 capital ratio	6.52%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%	7.38%	7.43%
Total risk-based capital ratio	10.26	10.37	10.28	10.13	12.16	10.30	10.20	10.31	10.54
Leverage ratio	6.39	6.96	6.53	6.92	8.56	7.13	6.89	6.92	6.83

COMMON STOCK ROLLFORWARD
Beginning balance	633.3	566.3	595.5	632.4	601.9	605.1	610.0	615.0	628.9	632.4	615.0	646.7
Shares issued under stock award plans	.8	1.8	.8	5.8	2.0	1.4	3.6	3.1	1.0	9.2	10.1	6.9
Shares issued for acquisitions	—	66.6	—	13.7	29.5	—	—	—	—	80.3	29.5	—
Shares issued for PRIDES conversions	—	—	—	—	—	—	—	—	—	—	—	6.4
Shares repurchased under repurchase authorizations(2)	(.1)	(1.0)	(29.9)	(55.2)	(.6)	(4.3)	(7.7)	(7.5)	(14.7)	(86.2)	(20.1)	(43.5)
Shares exchanged for stock award plans	(.1)	(.4)	(.1)	(1.2)	(.4)	(.3)	(.8)	(.6)	(.2)	(1.8)	(2.1)	(1.6)
Other	—	—	—	—	—	—	—	—	—	—	—	.1

Ending Balance	633.9	633.3	566.3	595.5	632.4	601.9	605.1	610.0	615.0	633.9	632.4	615.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	.1	1.0	29.9	55.2	.6	4.3	7.7	7.5	14.7	86.2	20.1	43.5
Average price per share of repurchased common shares	$26.22	$25.77	$36.47	$38.30	$37.02	$36.27	$36.12	$34.10	$32.69	$37.50	$35.43	$34.31
Total cost	$2.6	$25.8	$1,089.4	$2,113.7	$22.7	$155.8	$279.3	$256.1	$479.9	$3,231.5	$713.9	$1,491.7
Common shares remaining under authorization(3)	37.6	37.7	38.7	28.6	43.5	14.1	18.4	26.1	33.6

SELECTED RATIOS AND OTHER
Long-term debt and trust preferreds to equity	193.86%	206.89%	190.90%	184.65%	180.75%	206.87%	257.94%	266.57%	245.54%
Long-term debt and trust preferreds to total capitalization	65.97	67.42	65.62	64.87	64.38	67.41	72.06	72.72	71.06
Equity to assets	8.92	8.98	8.64	9.51	10.40	9.34	8.91	9.00	8.86
Tangible common equity to assets(4)	5.28	5.29	5.43	6.26	7.77	6.99	6.60	6.70	6.57

(1)	Fourth quarter 2007 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(4)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Loan sale revenue	($149)	($74)	$110	$75	$122	$215	$285	$144	$193	($38)	$766	$808
Loan servicing revenue	115	159	96	32	52	104	(21)	(44)	32	402	91	399
Deposit service charges	249	229	223	204	212	214	203	189	201	905	818	740
Insurance revenue	35	29	35	34	31	33	33	32	32	133	129	103
Trust and investment management fees	81	79	84	74	74	74	80	73	72	318	301	296
Card-related fees	33	31	29	32	28	27	25	29	27	125	109	105
Other service fees	41	34	33	35	36	34	36	33	32	143	139	129
Brokerage revenue	54	41	54	40	59	35	30	34	41	189	158	159
Leasing revenue	36	41	46	55	53	54	61	60	58	178	228	267
Derivative gains (losses), net(1)	35	(5)	(7)	(23)	(13)	23	(11)	(6)	20	—	(7)	64
Principal investment gains (losses), net	42	24	20	10	30	30	24	34	24	96	118	57
Gain on divestitures	16	—	—	—	984	—	—	—	—	16	984	16
Securities (losses) gains, net	(4)	—	(1)	27	(13)	—	1	12	9	22	—	27
All other	13	36	42	26	47	34	38	66	36	117	185	134

Total Noninterest Income	$597	$624	$764	$621	$1,702	$877	$784	$656	$777	$2,606	$4,019	$3,304

Memo:
Operating lease intangible amortization (2)	—	—	—	—	—	—	($1)	($2)	($4)	—	($3)	($24)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Salaries, benefits, and other personnel	$663	$642	$642	$633	$678	$649	$636	$641	$660	$2,580	$2,604	$2,560
Equipment	91	76	85	83	94	74	79	79	80	335	326	303
Net occupancy	84	77	76	78	78	73	74	73	101	315	298	316
Third-party services	101	81	89	86	95	87	91	79	96	357	352	332
Insurance expense	22	19	23	25	27	28	30	27	25	89	112	60
Telecommunications	15	18	19	18	19	18	20	18	20	70	75	82
Marketing and public relations	38	41	45	33	46	36	38	28	66	157	148	165
Leasing expense	24	28	33	34	42	38	42	43	45	119	165	179
Postage	20	19	19	22	18	21	19	22	18	80	80	83
Travel and entertainment	20	18	21	18	21	18	20	18	22	77	77	85
Supplies	18	15	14	19	14	16	15	15	14	66	60	60
State and local taxes	15	19	23	20	(9)	20	23	17	8	77	51	74
Intangible asset amortization	25	20	19	17	13	13	10	11	11	81	47	52
Impairment, fraud, and other losses, net	337	257	14	6	1	25	11	14	48	614	51	91
All other	94	66	64	64	71	71	64	59	49	288	265	293

Total Noninterest Expense	$1,567	$1,396	$1,186	$1,156	$1,208	$1,187	$1,172	$1,144	$1,263	$5,305	$4,711	$4,735

Memo:
Acquisition integration costs	$19	$13	$20	$16	$7	$3	$2	—	$5	$68	$12	$45

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Personal Accounts:
DDA and NOW deposit fees	$8	$7	$8	$8	$9	$8	$9	$8	$9	$31	$34	$36
Savings and time deposit fees	3	3	3	3	2	3	3	3	3	12	11	12
Overdraft and NSF fees	121	111	108	93	99	103	94	81	89	433	377	316
Debit card interchange fees	39	36	34	32	31	31	29	30	29	141	121	108

Total personal account fees	171	157	153	136	141	145	135	122	130	617	543	472

Business accounts:
Deposit fees	5	5	5	5	6	5	6	5	5	20	22	27
Overdraft and NSF fees	14	15	14	13	12	14	13	12	12	56	51	43
Debit card interchange fees	5	6	5	4	4	4	5	3	4	20	16	13
Cash management fees	44	42	42	41	40	42	40	41	39	169	163	160

Total Business account fees	68	68	66	63	62	65	64	61	60	265	252	243

Other deposit service charges	10	4	4	5	9	4	4	6	11	23	23	25

Total Deposit Service Charges	$249	$229	$223	$204	$212	$214	$203	$189	$201	$905	$818	$740

CARD-RELATED FEES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Credit card:
Credit limit exceed and stop payment fees	$3	$4	$3	$3	$3	$3	$3	$3	$2	$13	$12	$11
Cash advance fees	2	3	3	2	3	2	1	2	1	10	8	4
Interchange fees	29	24	23	23	21	19	19	20	20	99	79	66
Reward programs and incentives	(13)	(12)	(12)	(10)	(11)	(11)	(10)	(9)	(10)	(47)	(41)	(33)
Debt cancellation and other fees	(2)	(2)	(2)	(1)	(2)	(2)	(2)	(1)	(3)	(7)	(7)	(2)

Total credit card fees	19	17	15	17	14	11	11	15	10	68	51	46

Other:
Personal and business lines of credit fees	1	1	—	1	1	1	1	1	1	3	4	4
Home equity lines of credit	2	2	3	2	3	3	3	3	5	9	12	12
ATM fees	11	11	11	12	10	12	10	10	11	45	42	43

Total other card-related fees	14	14	14	15	14	16	14	14	17	57	58	59

Total Card-Related Fees	$33	$31	$29	$32	$28	$27	$25	$29	$27	$125	$109	$105

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Salaries and wages	$364	$366	$354	$350	$363	$355	$354	$352	$354	$1,434	$1,424	$1,422
Incentive compensation	182	165	190	159	218	218	204	171	201	696	811	809
Deferred personnel costs	(63)	(76)	(88)	(75)	(104)	(105)	(104)	(90)	(121)	(302)	(403)	(457)
Stock-based compensation	16	15	22	23	19	16	17	16	15	76	68	57
Payroll taxes	30	35	36	49	34	35	39	53	31	150	161	156
Contract labor	49	41	35	32	56	38	43	35	67	157	172	199
Medical and other benefits	18	40	38	41	33	38	42	41	30	137	154	144
Retirement plans	16	31	32	37	23	26	26	35	24	116	110	113
Market valuation adjustments on deferred compensation liabilities	(14)	(3)	12	4	18	10	(1)	15	6	(1)	42	16
Severance and other	65	28	11	13	18	18	16	13	53	117	65	101

Total Salaries, Benefits, and Other Personnel Expense	$663	$642	$642	$633	$678	$649	$636	$641	$660	$2,580	$2,604	$2,560

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Line of business staff:
Retail Banking	14,963	15,043	13,640	13,416	12,843	12,389	12,407	12,142	11,998
Commercial Banking - Regional	1,387	1,416	1,343	1,361	1,292	1,305	1,312	1,343	1,388
Commercial Banking - National	1,096	1,126	1,109	1,115	1,103	1,094	1,060	1,060	1,057
Mortgage Banking	5,859	7,210	7,599	7,371	7,289	7,241	7,523	7,755	8,172
Asset Management	1,533	1,568	1,528	1,532	1,513	1,489	1,521	1,523	1,509
Corporate support staff(2) (3)	7,226	7,661	7,226	7,516	7,230	10,103	10,128	10,025	10,146

Total Employees	32,064	34,024	32,445	32,311	31,270	33,621	33,951	33,848	34,270

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.
MORTGAGE BANKING
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

National City Mortgage(NCM):
Loan origination - commission	2,370	2,674	2,675	2,646	2,548	2,566	2,590	2,577	2,565
Loan origination - non-commission	1,992	2,677	2,785	2,600	2,542	2,444	2,605	2,664	2,903

Total loan origination	4,362	5,351	5,460	5,246	5,090	5,010	5,195	5,241	5,468
Loan servicing	871	645	686	708	738	752	785	812	842
Indirect production	386	730	791	792	810	815	830	880	998
Corporate overhead and other	238	279	210	208	247	256	274	368	361

Total NCM FTEs	5,857	7,005	7,147	6,954	6,885	6,833	7,084	7,301	7,669
National Home Equity FTEs	2	205	452	417	404	408	439	454	503

Total Mortgage Banking FTEs	5,859	7,210	7,599	7,371	7,289	7,241	7,523	7,755	8,172

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,131	$1,094	$1,188
Provision for loan losses	691	368	145	122	325	70	62	32	136	1,326	489	300
Charge-offs:
Commercial	43	17	14	12	37	31	11	14	38	86	93	104
Commercial leases	12	8	16	22	3	6	17	31	21	58	57	56
Commercial construction	18	10	5	5	13	2	3	—	1	38	18	6
Commercial real estate	19	7	3	3	6	2	5	7	8	32	20	32
Residential real estate	122	71	55	68	47	81	46	46	36	316	220	132
Home equity lines of credit	44	34	20	23	23	20	15	21	17	121	79	42
Credit card and other unsecured lines of credit	36	29	28	35	26	20	20	28	39	128	94	130
Other consumer	25	13	13	14	15	12	11	26	30	65	64	100

Total charge-offs	319	189	154	182	170	174	128	173	190	844	645	602

Recoveries:
Commercial	7	6	5	5	9	8	7	12	17	23	36	75
Commercial leases	4	3	6	6	4	7	3	4	3	19	18	22
Commercial construction	—	—	—	—	1	—	—	—	3	—	1	4
Commercial real estate	1	4	4	1	3	2	1	2	3	10	8	10
Residential real estate	14	20	22	5	13	23	19	12	13	61	67	54
Home equity lines of credit	7	7	8	6	4	5	5	4	2	28	18	8
Credit card and other unsecured lines of credit	4	3	4	5	3	3	4	6	3	16	16	12
Other consumer	7	5	7	7	5	9	13	12	8	26	39	37

Total recoveries	44	48	56	35	42	57	52	52	52	183	203	222

Net charge-offs	275	141	98	147	128	117	76	121	138	661	442	380
Other(1)	(27)	10	(15)	(2)	2	(10)	2	(4)	(12)	(34)	(10)	(14)

Ending loan loss allowance	$1,762	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,762	$1,131	$1,094

Memo:
Net charge-offs on:
Securitized credit cards	$15	$15	$14	$11	$13	$15	$14	$7	$24	$55	$49	$76
Managed credit cards	34	29	26	31	27	24	24	20	48	120	95	156
Securitized automobile loans	3	3	2	4	5	4	3	4	3	12	16	12
Managed automobile loans(2)	3	3	2	3	4	4	1	8	13	11	17	42

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.47%	.17%	.12%	.11%	.40%	.37%	.08%	.02%	.34%	.22%	.22%	.12%
Commercial leases	.73	.49	.94	1.63	.03	(.18)	1.62	3.16	2.05	.93	1.12	1.07
Commercial construction	.80	.50	.25	.28	.72	.10	.26	(.05)	(.14)	.47	.26	.05
Commercial real estate	.49	.08	(.06)	.07	.15	(.02)	.12	.17	.13	.16	.11	.18
Residential real estate	1.45	.76	.55	1.08	.61	.90	.34	.43	.30	.98	.57	.25
Home equity lines of credit	.81	.67	.36	.48	.50	.38	.22	.35	.28	.60	.36	.16
Credit card and other unsecured lines of credit	3.52	3.06	3.14	3.99	3.21	2.57	2.62	3.45	5.86	3.42	2.96	4.96
Other consumer	1.68	.67	.48	.50	.73	.26	(.15)	.93	1.33	.81	.44	.83

Total Net Charge-offs	.96%	.54%	.39%	.61%	.54%	.48%	.30%	.46%	.52%	.64%	.44%	.36%

Memo:
Securitized credit cards	4.21%	3.94%	4.01%	4.06%	3.96%	4.04%	3.89%	2.66%	7.57%	4.06%	3.71%	5.81%
Managed credit cards	4.45%	3.91%	3.93%	4.81%	4.32%	4.04%	4.02%	3.45%	7.95%	4.27%	3.96%	6.54%
Securitized automobile loans	1.82%	1.05%	.90%	1.10%	1.11%	.96%	.64%	.59%	.98%	1.17%	.79%	1.40%
Managed automobile loans(2)	1.40%	.91%	.72%	.93%	1.04%	.73%	.05%	1.25%	1.65%	.96%	.77%	1.26%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$54	$61	$63	$78	$80	$77	$79	$84	$88	$78	$84	$100
Net provision for losses on lending-related commitments(4)	11	(7)	(2)	(15)	(2)	3	(2)	(5)	(4)	(13)	(6)	(16)

Ending lending-related commitment allowance	$65	$54	$61	$63	$78	$80	$77	$79	$84	$65	$78	$84

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are in run off.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

(4)	Included in impairment, fraud and other losses on the consolidated income statement.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

NONPERFORMING ASSETS
Commercial	$149	$142	$117	$107	$92	$107	$142	$105	$96
Commercial leases	6	10	8	13	32	35	36	60	85
Commercial construction	301	234	108	119	109	72	45	35	29
Commercial real estate	189	181	138	118	111	97	108	117	114
Residential real estate:
National City Mortgage and other	307	193	116	111	91	97	98	104	114
First Franklin(1)	119	86	75	68	65	62	60	62	52

Total real estate — residential	426	279	191	179	156	159	158	166	166

Home equity lines of credit	19	15	—	—	—	—	—	—	—
Total nonperforming portfolio loans	1,090	861	562	536	500	470	489	483	490
Other real estate owned (OREO):
Commercial	15	4	3	—	1	—	2	2	5
Residential real estate:
National City Mortgage and other	99	72	58	54	49	31	29	27	27
GNMA insured(2)	58	58	56	67	60	60	50	51	—
First Franklin(1)	242	179	157	136	116	104	84	69	58

Total real estate — residential	399	309	271	257	225	195	163	147	85

Other	10	11	10	6	3	2	2	2	7
Total OREO	424	324	284	263	229	197	167	151	97
Mortgage loans held for sale and other	9	26	2	2	3	22	11	13	9

Total Nonperforming Assets	$1,523	$1,211	$848	$801	$732	$689	$667	$647	$596

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	10%	12%	13%	13%	14%	16%	21%	17%	16%
Commercial leases	—	1	1	2	4	5	5	9	14
Commercial construction	20	19	13	15	15	10	7	5	5
Commercial real estate	12	15	16	15	15	14	16	18	19
Residential real estate:
National City Mortgage and other	20	16	14	13	12	14	15	16	19
First Franklin(1)	8	7	9	9	9	9	9	10	9

Total real estate — residential	28	23	23	22	21	23	24	26	28

Home equity lines of credit	1	1	—	—	—	—	—	—	—
Total nonperforming portfolio loans	71	71	66	67	69	68	73	75	82
Other real estate owned (OREO):
Commercial	—	—	1	—	—	—	—	—	1
Residential real estate:
National City Mortgage and other	7	6	7	7	7	4	4	4	4
GNMA insured(2)	4	5	6	8	8	9	8	8	—
First Franklin(1)	16	15	19	17	16	15	12	11	10

Total real estate — residential	27	26	32	32	31	28	24	23	14

Other	1	1	1	1	—	1	1	—	1
Total OREO	28	27	34	33	31	29	25	23	16
Mortgage loans held for sale and other	1	2	—	—	—	3	2	2	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	1.31%	1.08%	.85%	.80%	.76%	.74%	.66%	.63%	.56%
Nonperforming assets to period-end total assets	1.01	.79	.60	.58	.52	.50	.47	.46	.42
Loan loss allowance to nonperforming portfolio loans	161.55	159.42	202.16	206.08	226.13	198.25	202.14	207.14	223.11
Loan loss allowance to period-end portfolio loans	1.52	1.23	1.14	1.11	1.18	1.00	.98	.98	1.03
Loan loss allowance (period-end) to annualized net charge-offs	161.24	245.43	291.06	184.68	223.38	200.10	326.17	204.29	199.42

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$861	$562	$536	$500	$470	$489	$483	$490
Additions:
Obtained with acquisitions	—	46	—	38	5	—	—	—
Newly classified nonperformers	524	407	191	164	225	159	153	157

Total additions	524	453	191	202	230	159	153	157

Subtractions:
Return to performing status	(23)	(7)	(6)	(14)	(2)	(7)	(8)	(3)
Net charge-offs	(80)	(22)	(16)	(31)	(38)	(24)	(34)	(31)
Payoffs/paydowns	(127)	(74)	(82)	(84)	(105)	(97)	(56)	(83)
Transferred to loans held for sale	(2)	(9)	(24)	(8)	(1)	(6)	(9)	(5)
Transferred to OREO	(64)	(43)	(38)	(28)	(54)	(45)	(40)	(42)

Total subtractions	(296)	(155)	(166)	(165)	(200)	(179)	(147)	(164)
Other	1	1	1	(1)	—	1	—	—

Ending nonperforming portfolio loans	$1,090	$861	$562	$536	$500	$470	$489	$483

CHANGES IN OREO
Beginning OREO balance	$324	$284	$263	$229	$197	$167	$151	$97	$92
Additions:
Transfers from loan portfolios	255	181	179	135	158	172	129	111	52
Obtained with acquisitions	—	9	—	—	—	—	—	—	—
Transfers from property and equipment	—	1	3	3	2	1	—	—	—

Total additions	255	191	182	138	160	173	129	111	52
Subtractions:
Transfers to loan portfolios	—	—	—	—	(1)	(23)	(63)	(1)	(1)
Sales of OREO (cost basis)	(142)	(142)	(159)	(97)	(120)	(115)	(46)	(46)	(43)
Writedowns	(13)	(9)	(8)	(8)	(6)	(5)	(4)	(5)	—

Total subtractions	(155)	(151)	(167)	(105)	(127)	(143)	(113)	(52)	(44)
Other	—	—	6	1	(1)	—	—	(5)	(3)

Ending OREO balance	$424	$324	$284	$263	$229	$197	$167	$151	$97

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST(1)
Commercial	$38	$42	$45	$46	$31	$70	$26	$34	$35
Commercial leases	—	—	—	—	—	3	25	1	1
Commercial construction	87	66	66	30	13	29	1	5	12
Commercial real estate	51	57	38	31	18	16	17	5	9
Residential real estate:
National City Mortgage and other	748	418	249	170	137	118	108	107	111
First Franklin(2)	808	734	619	644	567	501	407	365	392

Total real estate — residential	1,556	1,152	868	814	704	619	515	472	503

Home equity lines of credit	102	55	27	47	37	24	21	20	23
Credit card and other unsecured lines of credit	46	34	28	35	35	24	21	20	20
Other consumer	17	11	9	10	11	11	8	8	17
Mortgage loans held for sale and other	16	43	28	19	89	53	40	29	16

Total Loans 90+ Days Past Due	$1,913	$1,460	$1,109	$1,032	$938	$849	$674	$594	$636

Total Loans 30-89 Days Past Due	$2,740	$2,750	$2,159	$2,245	$2,127	$2,176	$1,902	$1,608	$1,974

(1)	Amounts exclude GNMA insured loans.

(2)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF December 31, 2007
($ in millions)

	Amount	As a Percentage of Total
Description	Outstanding	Nonperforming Assets
Residential Land Development & Single Family Home Construction	$27	1.8%
Residential Land Development & Condominium Construction	19	1.2%
Residential Land Development & Single Family Home Construction	15	1.0%
Nonresidential Office Buildings	14	0.9%
Multi-Family Real Estate	14	0.9%
Multi-Tenant Commercial Buildings	13	0.9%
Residential Land Development & Condominium Construction	13	0.9%
Residential Land Development & Condominium Construction	13	0.9%
Residential Land Development & Single Family Home Construction	12	0.8%
Residential Land Development, Single Family Home Construction & Nonresidential Office Buildings	12	0.8%

	$152	10.1%

Total nonperforming assets	$1,523	100.0%
Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		1.31%
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF December 31, 2007
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$19,553	33%	$1.1	$67
Consumer cyclical	9,604	16%	1.1	96
Industrial	7,574	13%	1.5	171
Consumer noncyclical	6,511	11%	.6	46
Basic materials	4,108	7%	1.8	67
Financial	4,154	7%	2.3	150
Services	2,138	3%	.5	56
Energy and utilities	1,103	2%	1.4	35
Technology	575	1%	3.6	45
Miscellaneous	3,966	7%	.3	105

Total commercial, commercial leases, commercial real estate, and commercial construction	$59,286	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Average Total Deposits(1)	$72,986	$67,460	$63,977	$62,153	$56,507	$56,105	$55,905	$54,739	$54,187	$66,676	$55,820	$53,190

DEPOSIT ACCOUNT METRICS(1)(2)

Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,422	$3,314	$3,398	$3,336	$2,950	$3,017	$3,173	$3,203	$3,123	$3,368	$3,085	$3,271
Number of accounts(3)	1,804	1,816	1,796	1,782	1,685	1,706	1,701	1,709	1,737

Interest Bearing Checking
Average total balance	$9,338	$8,925	$9,018	$8,870	$8,109	$8,046	$8,187	$8,013	$7,929	$9,039	$8,089	$7,994
Number of accounts(3)	1,149	1,165	1,175	1,183	1,127	1,101	1,054	999	969

Money Market Savings
Average total balance	$18,628	$16,901	$15,817	$15,054	$13,882	$13,740	$13,762	$13,572	$13,299	$16,611	$13,740	$13,693
Number of accounts(3)	1,407	1,293	1,154	1,019	972	937	878	824	779

Regular savings
Average total balance	$2,633	$2,157	$2,027	$2,040	$1,556	$1,659	$1,792	$1,830	$1,895	$2,216	$1,708	$2,050
Number of accounts(3)	492	517	551	575	534	556	583	607	634

Business Deposits:
Average total balance	$10,173	$9,684	$9,331	$9,100	$8,456	$8,309	$8,156	$8,020	$8,484	$9,575	$8,237	$8,081
Number of accounts(3)	450	447	441	434	405	402	396	390	387

Time Deposits:
Average total balance	$28,626	$26,311	$24,207	$23,601	$21,438	$21,228	$20,736	$20,018	$19,393	$25,702	$20,860	$18,046
Number of accounts(3)	1,068	1,128	1,123	1,110	1,055	1,059	1,042	1,017	1,005

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)

Installment loan originations:
Home equity(5)(6)	3,179	5,617	6,946	5,716	6,179	7,715	6,878	8,347	5,881
Other(7)	6,557	8,496	8,363	6,021	6,077	6,341	6,010	3,589	2,923
Home equity(6) and other lines of credit	30,920	21,123	22,074	17,123	17,735	18,357	20,030	14,931	17,037

Total Consumer Loan Originations	40,656	35,236	37,383	28,860	29,991	32,413	32,918	26,867	25,841

BANK BRANCHES

Traditional	1,415	1,409	1,324	1,320	1,268	1,218	1,210	1,195	1,185
In-store	31	33	33	37	35	35	35	35	35

Total Bank Branches	1,446	1,442	1,357	1,357	1,303	1,253	1,245	1,230	1,220

ATMs	2,223	2,225	2,101	2,098	2,013	1,960	1,968	1,949	1,935

Online Banking Customers	2,207,194	2,053,894	1,872,661	1,760,334	1,680,939	1,572,084	1,462,992	1,359,249	1,276,855

SELECTED LOAN METRICS

Student loans (other consumer)(8)
End of period balances	$584	$490	$233	$915	$702	$646	$314	$1,167	$855
Average balances	522	359	873	901	617	463	1,075	1,118	755	$662	$816	$810
Principal balance of loans sold	66	80	785	83	167	161	1,013	112	199	1,014	1,453	1,327
Gain on loan sales	1	1	15	1	1	1	16	—	1	18	18	14

National City Card Services (NCCS)
Average balances:
Credit cards	$1,561	$1,361	$1,172	$1,463	$1,080	$897	$845	$1,289	$1,095	$1,390	$1,027	$1,058
Securitized credit cards(9)	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,035	1,240	1,359	1,325	1,307

Total Average Managed NCCS Credit Cards	$3,011	$2,811	$2,622	$2,545	$2,442	$2,347	$2,295	$2,324	$2,335	$2,749	$2,352	$2,365

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking — Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007. Additionally, excludes amounts associated with the MAF acquisition.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	See additional home equity portfolio statistics on page 31.

(7)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(8)	Includes loans held in portfolio and loans held for sale.

(9)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$65,587	$64,560	$62,186	$61,369	$60,468	$59,217	$62,669	$65,010	$65,084	$61,369	$65,010	$65,649
Acquisitions	—	—	—	99	—	—	—	—	—	99	—	—
Estimated change due to market impact	(641)	1,425	2,293	915	1,377	2,140	(693)	1,984	974	3,992	4,808	2,638
Other activity, net	(435)	(398)	81	(197)	(476)	(889)	(2,759)	(4,325)	(1,048)	(949)	(8,449)	(3,277)

Value at end of period	64,511	65,587	64,560	62,186	61,369	60,468	59,217	62,669	65,010	64,511	61,369	65,010

Non-managed assets:
Value at beginning of period	51,277	52,886	51,729	50,823	50,910	48,261	48,018	42,750	42,151	50,823	42,750	43,128
Acquisitions	—	—	—	19	—	—	—	—	—	19	—	—
Estimated change due to market impact	(619)	281	1,563	990	1,762	1,722	96	1,226	452	2,215	4,806	671
Other activity, net	(375)	(1,890)	(406)	(103)	(1,849)	927	147	4,042	147	(2,774)	3,267	(1,049)

Value at end of period	50,283	51,277	52,886	51,729	50,823	50,910	48,261	48,018	42,750	50,283	50,823	42,750

Total assets at end of period	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$114,794	$112,192	$107,760

Proprietary mutual fund assets (included above)	$13,354	$13,492	$13,339	$13,247	$12,672	$11,946	$11,848	$12,198	$12,213

Assets under administration represented by:

Type of investment:
Money market and other	$31,167	$31,364	$31,774	$30,769	$30,197	$27,640	$27,579	$22,500	$23,645
Equity	57,920	60,649	60,843	59,066	57,058	54,545	55,723	59,684	59,268
Fixed income	25,707	24,851	24,829	24,080	24,937	29,193	24,176	28,503	24,847

Total	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760

Type of business:
Investment management and personal trust	$60,694	$61,480	$60,942	$58,957	$59,307	$56,582	$54,999	$57,207	$57,657
Corporate trust	17,986	17,562	18,051	17,319	15,469	16,909	18,196	14,826	11,994
Retirement plan services	16,526	17,270	17,546	17,123	17,146	17,430	14,698	18,540	18,186
Charitable and endowment	7,976	8,280	8,680	8,692	8,825	8,659	8,513	8,758	8,746
Other	11,612	12,272	12,227	11,824	11,445	11,798	11,072	11,356	11,177

Total	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760

Percentage of assets under administration represented by:

Type of investment:
Money market and other	27%	27%	27%	27%	27%	25%	26%	20%	22%
Equity	51%	52%	52%	52%	51%	49%	52%	54%	55%
Fixed income	22%	21%	21%	21%	22%	26%	22%	26%	23%

Type of business:
Investment management and personal trust	53%	53%	52%	52%	53%	51%	51%	52%	54%
Corporate trust	16%	15%	15%	15%	14%	15%	17%	13%	11%
Retirement plan services	14%	15%	15%	15%	15%	16%	14%	17%	17%
Charitable and endowment	7%	7%	7%	8%	8%	8%	8%	8%	8%
Other	10%	10%	11%	10%	10%	10%	10%	10%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$9	$10	$10	$16	$10	$14	$26	$14	$18	$45	$64	$47
Commercial	3	(2)	—	—	(1)	1	26	—	—	1	26	—
Residential real estate:
National City Mortgage (NCM)	(136)	(71)	77	53	81	101	84	59	114	(77)	325	488
First Franklin(2)	—	—	—	(23)	(34)	62	113	60	70	(23)	201	264
Home equity installment	(12)	(7)	17	17	38	16	10	—	—	15	64	—

Total residential real estate	(148)	(78)	94	47	85	179	207	119	184	(85)	590	752
Other consumer loans:
Home equity lines of credit	(17)	(8)	(12)	4	23	17	5	4	18	(33)	49	18
Automobile	—	—	—	—	—	—	1	3	(29)	—	4	(29)
Credit card	3	3	3	7	4	3	4	4	1	16	15	6
Student	1	1	15	1	1	1	16	—	1	18	18	14

Total Loan Sale Revenue	($149)	($74)	$110	$75	$122	$215	$285	$144	$193	($38)	$766	$808

SERVICING REVENUE BY LOAN TYPE
Commercial real estate	$2	$3	$3	$4	$2	$3	$3	$2	$1	$12	$10	$11
Residential real estate:
National City Mortgage	69	114	49	(6)	(19)	56	(88)	(86)	14	226	(137)	283
National City Home Loan Services (First Franklin portfolio)(2)	—	—	—	—	23	12	16	13	2	—	64	19

Total residential real estate	69	114	49	(6)	4	68	(72)	(73)	16	226	(73)	302
Other consumer loans	44	42	44	34	46	33	48	27	15	164	154	86

Total Loan Servicing Revenue, net	$115	$159	$96	$32	$52	$104	($21)	($44)	$32	$402	$91	$399

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$143	$134	$128	$129	$166	$158	$153	$148	$139	$534	$625	$532
Servicing asset valuation changes due to time decay and payoffs(3)	(85)	(84)	(89)	(86)	(102)	(99)	(110)	(93)	(129)	(344)	(404)	(505)
Other servicing asset valuation changes(4)	(111)	(89)	315	(55)	(30)	(318)	209	193	221	60	54	472
Gains (losses) on derivatives and securities used to hedge servicing assets	122	153	(305)	6	(30)	327	(268)	(321)	(215)	(24)	(292)	(197)
Implementation of new prepayment model	—	—	—	—	—	—	(56)	—	—	—	(56)	—

Total residential real estate servicing revenue, net	$69	$114	$49	($6)	$4	$68	($72)	($73)	$16	$226	($73)	$302

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(4)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:
Applications (related to loans to be held in portfolio and sold)	$14,271	$21,185	$24,718	$22,366	$19,051	$17,694	$18,504	$18,302	$16,938	$82,540	$73,551	$91,442
Originations:
Retail	$5,090	$6,245	$7,755	$6,680	$6,740	$6,860	$7,490	$6,195	$7,425	$25,770	$27,285	$32,995
Wholesale	3,489	5,639	6,483	5,153	4,637	3,573	3,939	3,683	4,626	20,764	15,832	26,036
Less: loan originations for portfolio and other units	(425)	(880)	(1,248)	(1,085)	(1,217)	(1,166)	(1,239)	(1,137)	(1,283)	(3,638)	(4,759)	(5,719)

Total originations for sale	$8,154	$11,004	$12,990	$10,748	$10,160	$9,267	$10,190	$8,741	$10,768	$42,896	$38,358	$53,312

Percentage of originations represented by:
Refinances	51%	45%	50%	58%	57%	49%	45%	53%	51%	51%	51%	52%
Government loans	13%	8%	6%	5%	6%	7%	8%	7%	6%	8%	7%	7%
Adjustable-rate loans	11%	19%	21%	26%	30%	36%	36%	35%	32%	20%	34%	34%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	13%	15%	16%	17%	16%	16%	17%	19%	20%	16%	17%	19%
Illinois	9%	8%	7%	7%	7%	8%	7%	6%	5%	8%	7%	6%
Virginia	7%	7%	7%	9%	8%	9%	10%	9%	9%	7%	9%	9%
Maryland	7%	7%	7%	8%	9%	8%	8%	8%	9%	8%	8%	9%
Texas	6%	5%	5%	5%	5%	—	—	—	5%	5%	—	5%
Florida	—	—	—	—	—	5%	5%	5%	—	—	5%	—

LOAN SALES:
Loans sold servicing retained	$11,740	$9,583	$9,727	$8,601	$7,011	$7,410	$7,584	$8,236	$10,789	$39,651	$30,241	$49,320
Loans sold servicing released	234	455	770	669	1,153	1,010	738	527	608	2,128	3,428	1,997

Total Loan Sales	$11,974	$10,038	$10,497	$9,270	$8,164	$8,420	$8,322	$8,763	$11,397	$41,779	$33,669	$51,317

LOAN SALE REVENUE COMPONENTS:
(Loss) gain on sale(1)	($124)	($23)	$48	$70	$75	$94	$89	$81	$109	($29)	$339	$438
Estimated effect of delayed delivery(2)	(6)	(7)	(4)	(6)	(6)	(8)	(12)	(16)	(20)	(23)	(42)	(111)
Hedge results(3)	4	(83)	3	(14)	(5)	14	3	(13)	10	(90)	(1)	88
Disallowed valuation adjustments(4)	(15)	37	25	(1)	9	(3)	(2)	(1)	(2)	46	3	13
Other(5)	5	5	5	4	8	4	6	8	17	19	26	60

Total Loan Sale Revenue	($136)	($71)	$77	$53	$81	$101	$84	$59	$114	($77)	$325	$488

(Loss) gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	(1.05)%	(.23)%	.46%	.75%	.92%	1.11%	1.07%	.93%	.96%	(.07)%	1.01%	.85%

(1)	Represents fee income, sales gains/losses, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,503	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235	$2,008		$2,094	$2,008
Cumulative effect adjustment	—	—	—	—	—	—	—	26		—	26
Acquisitions	(1)	37	—	7	5	—	—	—		43	5
Additions	220	171	152	130	100	96	108	90		673	394
Time decay(2) & payoffs(3)	(85)	(84)	(89)	(86)	(88)	(89)	(102)	(87)		(344)	(366)
Changes in model valuation inputs or assumptions(4)	(111)	(89)	315	(55)	(22)	(302)	209	198		60	83
Implementation of new prepayment model	—	—	—	—	—	—	(56)	—		—	(56)

Carrying Value (Fair Value) at End of Period	$2,526	$2,503	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235		$2,526	$2,094

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period									$1,778			$1,597
Additions									142			530
Amortization									(123)			(492)
SFAS 133 hedge basis adjustments									229			393
Sales									—			(2)

Carrying value before valuation allowance at end of period									$2,026			$2,026

Valuation allowance at beginning of period									($19)			($107)
Impairment recoveries									1			89

Valuation allowance at end of period									($18)			($18)

Net Carrying Value of MSRs at End of Period									$2,008			$2,008

Fair Value at End of Period									$2,034			$2,034

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.41%	1.44%	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.26%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.41%	1.44%	1.47%	1.27%	1.29%	1.29%	1.49%	1.39%	1.27%

Servicing asset capitalization rate	1.87%	1.78%	1.56%	1.51%	1.43%	1.30%	1.42%	1.09%	1.32%

Servicing prepayment rate (annualized)	10%	11%	14%	13%	14%	13%	15%	14%	20%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$162,264	$159,580	$152,367
Acquisitions	—	3,084	—	415	394	—	—	—	—	3,499	394	—
Additions	11,740	9,583	9,727	8,601	7,011	7,410	7,584	8,236	10,789	39,651	30,241	49,320
Payments	(4,431)	(4,524)	(5,928)	(5,346)	(5,672)	(5,346)	(6,197)	(5,764)	(7,907)	(20,229)	(22,979)	(36,706)
Other reductions(5)	(1,554)	(1,818)	(1,175)	(1,201)	(1,671)	(958)	(1,274)	(1,069)	(1,341)	(5,748)	(4,972)	(5,401)

Ending balance	$179,437	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$179,437	$162,264	$159,580

Servicing portfolio composition (UPB):
Conventional	$114,326	$108,126	$101,853	$99,895	$98,396	$94,644	$98,058	$97,689	$95,819
Government	19,332	19,033	19,151	19,543	19,973	20,497	20,901	21,070	21,786
Jumbo and other	45,779	46,523	46,353	45,295	43,895	47,061	42,137	42,224	41,975

Total mortgage loans serviced for third parties	$179,437	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580

Servicing portfolio metrics:

Number of loans	1,106,018	1,078,996	1,050,749	1,044,233	1,034,009	1,034,008	1,037,118	1,044,182	1,059,418
Average loan size	$162,237	$160,966	$159,274	$157,755	$156,927	$156,867	$155,330	$154,171	$150,630
Weighted-average note rate	6.05%	6.00%	5.96%	5.93%	5.91%	5.87%	5.83%	5.80%	5.78%
Weighted-average servicing fee	30 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps
Weighted-average age in months	35	34	33	32	31	29	27	26	24
Default rate(6)	4.44%	4.03%	3.25%	2.76%	3.57%	3.19%	2.79%	2.34%	3.81%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

FIRST FRANKLIN
PORTFOLIO STATISTICS(1)
Period-end portfolio balance	$6,012	$6,648	$7,419	$8,217	$7,480	$8,302	$16,583	$18,254	$18,681
Average portfolio balance	6,238	6,921	7,709	7,490	7,943	13,585	17,530	18,629	18,978	$7,085	$14,390	$18,882
Weighted-average note rate	8.24%	8.18%	8.00%	7.91%	7.98%	7.83%	7.48%	7.34%	7.18%
Weighted-average loan size	$93,812	$93,460	$92,321	$94,261	$92,690	$95,025	$102,939	$106,513	$110,417
Weighted-average credit score(2)(3)	625	624	624	628	629	635	645	647	652
First-lien weighted-average loan-to-value ratio(4)	78.18%	78.21%	77.17%	77.38%	77.70%	77.92%	77.31%	77.48%	77.57%

Net Charge-offs	$39	$23	$25	$53	$17	$40	$16	$19	$10	$140	$92	$30

Annualized net charge-offs as a percentage of average portfolio loans	2.42%	1.33%	1.31%	2.89%	.84%	1.15%	.37%	.41%	.20%	1.97%	.64%	.16%

Nonperforming assets:
Nonperforming loans	$119	$86	$75	$67	$65	$61	$59	$61	$51
Other real estate owned	242	179	157	136	116	95	77	64	54

Total	$361	$265	$232	$203	$181	$156	$136	$125	$105

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	5.78%	3.89%	3.06%	2.42%	2.38%	1.85%	.82%	.68%	.56%

Loans 90+ days past due	$808	$734	$619	$642	$566	$500	$405	$364	$391

Portfolio delinquency rate	28.92%	24.49%	21.37%	20.89%	20.92%	16.84%	9.84%	7.40%	8.35%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (5)	$1,402	$1,556	$1,749	$2,084	$2,376	$2,931	$3,304	$3,736	$4,041
First liens with lender paid mortgage insurance (6)	1,374	1,532	1,676	1,782	1,868	2,029	2,135	2,207	1,582
Second liens with lender paid mortgage insurance (6)	1,462	1,647	1,876	1,983	2,148	2,445	3,563	3,632	3,273

(1)	Represents the retained in portfolio nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	The Corporation has a credit risk transfer agreement on certain nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans. A subsidiary of the Corporation provides reinsurance to the third parties who insure second liens.
FIRST FRANKLIN LOANS ROLLFORWARD

				Transfer
	Balance as of	Principal	Net	to		Balance as of
	9/30/2007	Payments	Charge-offs	OREO	Other	12/31/2007

First Liens:
Credit risk transfer agreement	$1,556	($119)	($5)	($30)	—	$1,402
Lender paid mortgage insurance	1,532	(117)	1	(42)	—	1,374
Uninsured	1,845	(73)	(4)	(52)	$1	1,717
Held for sale	—	—	—	—	—	—

Total first liens	4,933	(309)	(8)	(124)	1	4,493

Second Liens:
Lender paid mortgage insurance	1,647	(160)	(25)	—	—	1,462
Uninsured	68	(5)	(6)	—	—	57
Held for sale	—	—	—	—	—	—

Total second liens	1,715	(165)	(31)	—	—	1,519

Total First Franklin loans	$6,648	($474)	($39)	($124)	$1	$6,012

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

MORTGAGE BANKING (1)
Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$7,475	$7,187	$5,025	$5,424	$5,928	$6,671	$7,933	$8,906	$12,597
Weighted-average note rate	7.89%	8.50%	8.63%	8.60%	8.62%	8.62%	8.36%	7.88%	7.30%
Weighted-average credit score (2) (3)	725	728	730	729	731	731	732	731	734
Weighted-average cumulative loan-to-value ratio (4)	83.70%	78.23%	78.09%	79.59%	79.54%	79.71%	79.69%	79.97%	80.33%
Utilization rate	59%	50%	46%	48%	49%	50%	51%	52%	53%
Net charge-offs	$27	$21	$7	$10	$12	$9	$4	$9	$6
Loans 90 days past due	62	29	13	21	19	12	10	8	9

Home Equity loans(HELOAN) Portfolio: (5)
Period-end portfolio balance	$3,732	$3,486	$1,258	$1,331	$1,412	$1,461	$1,577	$1,690	$2,051
Weighted-average note rate	8.12%	8.11%	7.32%	7.29%	7.28%	7.22%	7.24%	7.24%	7.31%
Weighted-average credit score (2) (3)	725	729	738	737	738	737	736	735	735
Weighted-average cumulative loan-to-value ratio (4)	89.74%	89.19%	89.24%	89.35%	89.38%	89.43%	89.46%	89.46%	89.43%
Net charge-offs	$25	$7	$2	$1	$1	$1	$1	$1	$1
Loans 90 days past due	40	15	2	1	1	1	—	—	—

(1)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA(1)
($ in millions)

	2007				2006				2005	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

HOME EQUITY SALE DATA
HELOCs sold servicing retained	$500	$684	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	$3,429	$5,466	$1,421
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—

Total HELOC sales	$500	$684	$463	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	$3,429	$5,466	$1,421

HELOC Gain on Sale percentage (2)	1.31%	2.89%	2.81%	3.26%	3.44%	3.54%	3.17%	2.51%	3.41%

HELOANs sold servicing retained	—	—	$671	$1,125	$580	$516	$420	—	—	$1,796	$1,516	—
HELOANs sold servicing released	$303	$217	—	—	477	290	—	—	—	520	767	—

Total HELOAN sales	$303	$217	$671	$1,125	$1,057	$806	$420	—	—	$2,316	$2,283	—

HELOAN Gain on Sale percentage (2)	1.17%	3.50%	2.93%	2.94%	3.46%	2.32%	1.92%	—	—

HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$7,286	$7,008	$6,734	$6,805	$5,549	$4,067	$3,190	$2,350	$1,366
HELOANs serviced for third parties	2,642	2,933	2,870	2,377	1,601	1,166	404	—	—

Total serviced for third parties	$9,928	$9,941	$9,604	$9,182	$7,150	$5,233	$3,594	$2,350	$1,366

(1)	Represents activity from the former National Home Equity business unit.

(2)	Represents gross gain on sales as a percentage of dollar value of loans sold including servicing value, if applicable.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2007				2006				2005
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$19	$17	$14	$14	$4	$2	$2	$2	$3
Retail Banking	9,912	9,660	8,288	8,233	8,000	7,938	8,021	8,029	8,160
Asset Management	653	637	623	626	639	650	632	620	634
Parent and Other	—	—	—	—	—	—	—	—	—

Total period-end balances HELOCs (2)	$10,584	$10,314	$8,925	$8,873	$8,643	$8,590	$8,655	$8,651	$8,797

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	7.39%	8.07%	8.02%	8.04%	8.07%	8.09%	7.80%	7.38%	6.92%
Weighted-average credit score (3) (4)	735	736	736	735	736	737	737	735	737
Weighted-average cumulative loan-to-value ratio (5)	74.83%	73.73%	73.93%	72.05%	71.92%	72.45%	71.57%	71.46%	71.40%
Utilization rate	50%	48%	47%	41%	47%	47%	47%	48%	50%
Net charge-offs	$9	$5	$6	$7	$7	$5	$4	$9	$9
Loans 90 days past due	29	19	13	13	14	10	9	11	12
Insured balances (6)	588	462	332	257	109	43	—	—	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO (1)
Period-end balances by line of business:
Commercial Banking — Regional	$2	$3	$2	$3	$3	$3	$3	$3	$11
Retail Banking	5,020	5,100	4,988	4,893	4,895	4,697	4,596	4,513	4,328
Asset Management	127	123	122	120	123	123	123	120	116
Parent and Other	1	—	—	—	—	1	6	6	6

Total period-end balances HELOANs (2)	$5,150	$5,226	$5,112	$5,016	$5,021	$4,824	$4,728	$4,642	$4,461

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.97%	6.95%	6.88%	6.82%	6.78%	6.72%	6.65%	6.59%	6.57%
Weighted-average credit score (3) (4)	735	730	730	730	730	731	730	728	729
Weighted-average cumulative loan-to-value ratio (5)	72.24%	71.52%	71.16%	70.74%	70.48%	70.20%	70.01%	69.84%	70.00%
Net charge-offs	$5	$4	—	$4	$4	$3	$2	$7	$6
Loans 90 days past due	12	9	$8	4	5	4	4	5	8
Insured balances (6)	346	319	236	180	114	50	—	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, Mortgage Banking, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Run-Off Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(6)	Represents the principal balance of loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007				2006				2005	YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Retail Banking

Net interest income (TE)	$628,467	$579,415	$553,366	$543,030	$511,131	$510,351	$491,018	$483,635	$481,965	$2,304,278	$1,996,135	$1,906,022
Provision for loan losses	97,782	69,674	57,588	64,060	82,633	46,530	24,789	28,613	84,202	289,104	182,565	251,714

Net interest income after provision	530,685	509,741	495,778	478,970	428,498	463,821	466,229	455,022	397,763	2,015,174	1,813,570	1,654,308
Noninterest income	332,024	288,517	300,711	267,488	270,505	273,795	275,563	240,036	255,271	1,188,740	1,059,899	955,326
Noninterest expense	567,361	511,093	477,003	464,785	487,583	425,425	406,021	413,624	395,557	2,020,242	1,732,653	1,607,281

Income before taxes	295,348	287,165	319,486	281,673	211,420	312,191	335,771	281,434	257,477	1,183,672	1,140,816	1,002,353
Income tax expense and TE adjustment	118,585	113,686	124,974	110,681	82,358	120,284	129,165	108,538	99,033	467,926	440,345	385,980

Net income	$176,763	$173,479	$194,512	$170,992	$129,062	$191,907	$206,606	$172,896	$158,444	$715,746	$700,471	$616,373

Unusual items (pretax)
LPMI reinsurance expense	($15,547)	($15,077)	($15,159)	($2,643)	($65,354)	($8,043)	$104	($5,707)	—	($48,426)	($79,000)	—
Securities (losses) gains, net	—	(40)	—	—	—	—	—	(312)	($360)	(40)	(312)	($403)
Gain on sale of Illinios Quad Cities branches	16,493	—	—	—	—	—	—	—	—	16,493	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	—	—	—	16,001

Total	$946	($15,117)	($15,159)	($2,643)	($65,354)	($8,043)	$104	($6,019)	($360)	($31,973)	($79,312)	$15,598

Unusual items (after tax)
LPMI reinsurance expense	($10,105)	($9,800)	($9,853)	($1,718)	($42,480)	($5,228)	$68	($3,710)	—	($31,476)	($51,350)	—
Securities (losses) gains, net	—	(26)	—	—	—	—	—	(203)	($234)	(26)	(203)	($262)
Gain on sale of Illinios Quad Cities branches	10,720	—	—	—	—	—	—	—	—	10,720	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	—	—	—	10,401

Total	$615	($9,826)	($9,853)	($1,718)	($42,480)	($5,228)	$68	($3,913)	($234)	($20,782)	($51,553)	$10,139

Average assets	$32,297	$29,186	$27,997	$27,701	$24,812	$24,366	$24,891	$24,653	$24,182	$29,307	$24,680	$23,944
Average equity	5,085	4,277	3,869	3,730	2,684	2,637	2,601	2,515	2,967	4,244	2,610	2,890
Average core deposits	72,211	66,720	63,224	61,398	55,883	55,477	55,311	54,222	53,646	65,920	55,228	52,643
Average total deposits	72,986	67,460	63,977	62,153	56,507	56,105	55,905	54,739	54,187	66,676	55,820	53,190
Return on average assets	2.17%	2.36%	2.79%	2.50%	2.06%	3.12%	3.33%	2.84%	2.60%	2.44%	2.84%	2.57%
Return on average equity	13.79	16.09	20.16	18.59	19.08	28.87	31.86	27.88	21.18	16.86	26.84	21.33
Efficiency ratio	59.07	58.89	55.85	57.34	62.38	54.25	52.97	57.13	53.65	57.84	56.69	56.17

Commercial Banking — Regional

Net interest income (TE)	$274,751	$271,512	$271,558	$280,710	$277,306	$270,698	$265,672	$261,857	$266,753	$1,098,531	$1,075,533	$1,034,101
Provision (benefit) for loan losses	46,506	34,249	37,938	15,293	20,687	16,098	19,551	11,975	2,436	133,986	68,311	(10,538)

Net interest income after provision	228,245	237,263	233,620	265,417	256,619	254,600	246,121	249,882	264,317	964,545	1,007,222	1,044,639
Noninterest income	59,274	58,327	59,751	56,251	53,889	58,134	56,264	54,157	53,693	233,603	222,444	216,081
Noninterest expense	158,903	131,587	138,085	117,939	127,247	131,288	133,028	121,682	118,677	546,514	513,245	473,840

Income before taxes	128,616	164,003	155,286	203,729	183,261	181,446	169,357	182,357	199,333	651,634	716,421	786,880
Income tax expense and TE adjustment	49,385	62,687	59,354	77,665	69,987	69,324	64,778	69,715	76,155	249,091	273,804	300,809

Net income	$79,231	$101,316	$95,932	$126,064	$113,274	$112,122	$104,579	$112,642	$123,178	$402,543	$442,617	$486,071

Average assets	$38,249	$36,431	$35,789	$35,164	$33,469	$33,375	$32,855	$31,813	$31,590	$36,417	$32,884	$31,372
Average equity	3,743	3,572	3,458	3,464	2,910	2,799	2,743	2,676	2,759	3,560	2,783	2,879
Average core deposits	7,233	7,187	7,080	7,632	6,964	6,917	6,914	7,130	7,371	7,282	6,981	7,436
Average total deposits	16,105	15,985	15,621	16,031	15,253	13,667	13,038	13,221	13,260	15,936	13,800	12,530
Return on average assets	.82%	1.10%	1.08%	1.45%	1.34%	1.33%	1.28%	1.44%	1.55%	1.11%	1.35%	1.55%
Return on average equity	8.40	11.25	11.13	14.76	15.44	15.89	15.29	17.07	17.71	11.31	15.91	16.88
Efficiency ratio	47.57	39.89	41.68	35.00	38.42	39.93	41.32	38.51	37.03	41.03	39.54	37.90

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007				2006				2005	YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Commercial Banking — National
Net interest income (TE)	$120,721	$118,037	$115,308	$119,853	$113,111	$113,236	$113,452	$115,906	$118,568	$473,919	$455,705	$451,731
Provision (benefit) for loan losses	45,294	47,648	(1,803)	(31,728)	15,491	(12,137)	14,945	(14,846)	23,033	59,411	3,453	2,446

Net interest income after provision	75,427	70,389	117,111	151,581	97,620	125,373	98,507	130,752	95,535	414,508	452,252	449,285
Noninterest income	147,520	97,977	114,562	112,208	145,180	109,430	155,022	115,220	118,712	472,267	524,852	385,010
Noninterest expense	115,394	99,000	107,968	109,688	121,510	92,261	96,979	95,444	92,491	432,050	406,194	330,097

Income before taxes	107,553	69,366	123,705	154,101	121,290	142,542	156,550	150,528	121,756	454,725	570,910	504,198
Income tax expense and TE adjustment	39,410	25,166	46,146	57,970	44,219	42,042	57,432	54,911	45,179	168,692	198,604	187,945

Net income	$68,143	$44,200	$77,559	$96,131	$77,071	$100,500	$99,118	$95,617	$76,577	$286,033	$372,306	$316,253

Average assets	$18,902	$18,025	$17,131	$16,617	$16,163	$15,782	$15,405	$14,756	$14,647	$17,676	$15,531	$13,368
Average equity	1,541	1,497	1,431	1,397	1,373	1,322	1,283	1,192	1,268	1,467	1,293	1,084
Average core deposits	1,630	1,569	1,477	1,433	1,284	1,331	1,317	1,302	1,326	1,528	1,309	1,364
Average total deposits	2,860	2,989	2,926	2,999	2,035	1,955	1,941	1,882	1,905	2,943	1,954	1,903
Return on average assets	1.43%	.97%	1.82%	2.35%	1.89%	2.53%	2.58%	2.63%	2.07%	1.62%	2.40%	2.37%
Return on average equity	17.54	11.72	21.73	27.91	22.27	30.17	30.98	32.54	23.97	19.50	28.79	29.17
Efficiency ratio	43.02	45.83	46.97	47.27	47.04	41.43	36.12	41.30	38.98	45.66	41.42	39.45
Unusual items (pretax)
Principal investment gains	$41,434	$24,103	$19,865	$10,122	$27,903	$30,270	$30,430	$33,825	$24,189	$95,524	$122,428	$57,156
Gain on sale of commercial leases	—	—	—	—	—	1,606	25,659	—	—	—	27,265	—
Commercial lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	4,903
Securities gains (losses), net	10	746	(1)	22	9	—	—	—	—	777	9	(63)

Total	$41,444	$24,849	$19,864	$10,144	$27,912	$31,876	$56,089	$33,825	$24,189	$96,301	$149,702	$61,996

Unusual items (after tax)
Principal investment gains	$26,932	$15,667	$12,912	$6,579	$18,137	$19,676	$19,780	$21,986	$15,723	$62,090	$79,579	$37,152
Gain on sale of commercial leases	—	—	—	—	—	1,044	16,678	—	—	—	17,722	—
Tax accrual adjustments	—	—	—	—	—	9,800	—	—	—	—	9,800	—
Commercial lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	3,187
Securities gains (losses), net	7	485	(1)	14	6	—	—	—	—	505	6	(41)

Total	$26,939	$16,152	$12,911	$6,593	$18,143	$30,520	$36,458	$21,986	$15,723	$62,595	$107,107	$40,298

Mortgage Banking
Net interest income (TE)	$157,319	$166,176	$177,645	$162,305	$146,016	$145,746	$154,850	$160,699	$164,125	$663,445	$607,311	$720,132
Provision for loan losses	342,398	189,284	19,261	28,465	21,523	38,396	5,477	9,170	14,076	579,408	74,566	58,044

Net interest income after provision	(185,079)	(23,108)	158,384	133,840	124,493	107,350	149,373	151,529	150,049	84,037	532,745	662,088
Noninterest income	(82,115)	44,452	163,511	85,047	133,078	208,225	30,676	(6,669)	151,199	210,895	365,310	832,738
Noninterest expense	369,924	289,167	222,685	204,498	196,794	203,097	206,541	198,457	205,346	1,086,274	804,889	843,139

(Loss) income before taxes	(637,118)	(267,823)	99,210	14,389	60,777	112,478	(26,492)	(53,597)	95,902	(791,342)	93,166	651,687
Income tax (benefit) expense and TE adjustment	(191,655)	(101,251)	37,488	5,424	22,960	42,503	(10,028)	(20,272)	36,238	(249,994)	35,163	233,187

Net (loss) income	($445,463)	($166,572)	$61,722	$8,965	$37,817	$69,975	($16,464)	($33,325)	$59,664	($541,348)	$58,003	$418,500

Average assets	$34,438	$33,826	$30,184	$27,600	$24,765	$25,352	$26,629	$26,661	$28,900	$31,537	$25,845	$28,581
Average equity	2,008	1,337	1,273	1,304	1,049	1,192	1,189	1,298	1,100	1,482	1,182	966
Average core deposits	3,107	3,288	3,416	3,052	3,215	3,499	3,453	3,128	3,924	3,216	3,325	4,090
Average total deposits	3,119	3,306	3,443	3,079	3,234	3,524	3,478	3,150	3,973	3,237	3,347	4,126
Return on average assets	(5.13)%	(1.95)%	.82%	.13%	.61%	1.10%	(.25)%	(.51)%	.82%	(1.72)%	.22%	1.46%
Return on average equity	(88.01)	(49.42)	19.45	2.79	14.30	23.28	(5.55)	(10.41)	21.53	(36.53)	4.91	43.30
Efficiency ratio	491.89	137.29	65.27	82.68	70.51	57.38	111.33	128.84	65.12	124.24	82.75	54.30
Unusual items (pretax)
Changes in MSR model and assumptions	—	—	—	—	—	—	($55,983)	—	—	—	($55,983)	$39,104
Goodwill impairment charges	($180,716)	—	—	—	—	—	—	—	—	($180,716)	—	—
Asset impairment	—	($43,640)	—	—	—	—	—	—	—	(43,640)	—	—
Settlement of litigation	—	(25,000)	—	—	—	—	—	—	—	(25,000)	—	—
Severance and related charges	(17,454)	(18,536)	—	—	—	—	—	—	—	(35,990)	—	—

Total	($198,170)	($87,176)	—	—	—	—	($55,983)	—	—	($285,346)	($55,983)	$39,104

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	—	—	—	($36,389)	—	—	—	($36,389)	$25,418
Goodwill impairment charges	($161,589)	—	—	—	—	—	—	—	—	($161,589)	—	—
Tax accrual adjustments	—	—	—	—	—	—	—	—	—	—	—	13,100
Asset impairment	—	($28,366)	—	—	—	—	—	—	—	(28,366)	—	—
Settlement of litigation	—	(16,250)	—	—	—	—	—	—	—	(16,250)	—	—
Severance and related charges	(11,345)	(12,048)	—	—	—	—	—	—	—	(23,393)	—	—

Total	($172,934)	($56,664)	—	—	—	—	($36,389)	—	—	($229,598)	($36,389)	$38,518

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007				2006				2005	YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Asset Management
Net interest income (TE)	$34,639	$33,912	$35,251	$35,130	$33,791	$32,801	$31,753	$31,269	$30,410	$138,932	$129,614	$118,365
Provision (benefit) for loan losses	2,352	7,544	1,741	551	4,932	1,526	(3,767)	703	5,353	12,188	3,394	7,635

Net interest income after provision	32,287	26,368	33,510	34,579	28,859	31,275	35,520	30,566	25,057	126,744	126,220	110,730
Noninterest income	95,800	92,710	98,692	89,125	87,613	86,927	92,825	85,193	83,666	376,327	352,558	343,997
Noninterest expense	91,296	85,952	84,899	80,410	82,129	79,792	79,441	80,185	86,635	342,557	321,547	326,003

Income before taxes	36,791	33,126	47,303	43,294	34,343	38,410	48,904	35,574	22,088	160,514	157,231	128,724
Income tax expense and TE adjustment	13,907	12,522	17,880	16,365	12,982	14,519	18,485	13,447	8,349	60,674	59,433	48,658

Net income	$22,884	$20,604	$29,423	$26,929	$21,361	$23,891	$30,419	$22,127	$13,739	$99,840	97,798	$80,066

Average assets	$4,308	$4,163	$4,061	$3,991	$3,894	$3,781	$3,690	$3,619	$3,597	$4,132	$3,747	$3,431
Average equity	460	436	444	448	423	404	403	404	455	447	408	453
Average core deposits	3,037	2,785	2,749	2,607	2,101	1,965	2,001	1,947	1,861	2,795	2,004	1,874
Average total deposits	3,334	3,058	2,998	2,834	2,307	2,160	2,192	2,085	2,001	3,057	2,187	2,007
Return on average assets	2.11%	1.96%	2.91%	2.74%	2.18%	2.51%	3.31%	2.48%	1.52%	2.42%	2.61%	2.33%
Return on average equity	19.76	18.76	26.59	24.38	20.05	23.46	30.30	22.20	11.98	22.35	23.94	17.66
Efficiency ratio	69.99	67.88	63.38	64.71	67.65	66.64	63.77	68.85	75.95	66.48	66.69	70.51

Parent and Other

Net interest (expense) income (TE)	($107,434)	($67,149)	($57,042)	($22,746)	$51,665	$76,525	$110,818	$130,414	$130,127	($254,371)	$369,422	$496,123
Provision (benefit) for loan losses	156,300	20,364	29,815	45,327	179,456	(20,815)	980	(3,702)	6,972	251,806	155,919	(8,770)

Net interest (expense) income after provision	(263,734)	(87,513)	(86,857)	(68,073)	(127,791)	97,340	109,838	134,116	123,155	(506,177)	213,503	504,893
Noninterest income	44,390	42,226	27,311	10,402	1,011,497	140,964	173,731	167,710	114,719	124,329	1,493,902	571,167
Noninterest expense	263,646	279,499	155,614	178,918	193,407	255,669	249,707	234,413	364,308	877,677	933,196	1,153,760

(Loss) income before taxes	(482,990)	(324,786)	(215,160)	(236,589)	690,299	(17,365)	33,862	67,413	(126,434)	(1,259,525)	774,209	(77,700)
Income tax (benefit) expense and TE adjustment	(248,596)	(132,754)	(102,616)	(126,720)	227,227	(45,416)	(14,806)	(21,437)	(92,961)	(610,686)	145,568	(145,666)

Net (loss) income	($234,394)	($192,032)	($112,544)	($109,869)	$463,072	$28,051	$48,668	$88,850	($33,473)	($648,839)	$628,641	$67,966

Unusual items (pretax)
Severance and related charges	($48,786)	($4,920)	($2,245)	($6,319)	($8,887)	($11,751)	($8,588)	($3,706)	($49,129)	($62,270)	($32,932)	($67,913)
Gain from sale of First Franklin	—	—	—	—	983,940	—	—	—	—	—	983,940	—
Charitable Foundation contribution	—	—	—	—	—	—	—	—	(29,945)	—	—	(29,945)
Principal investment gains (losses)	—	—	—	—	1,454	—	(6,000)	—	—	—	(4,546)	—
UAL Guarantee reversal	—	—	—	—	—	1,140	3,527	31,333	—	—	36,000	—
VISA indemnification liability	(132,000)	(157,000)	—	—	—	—	—	—	—	(289,000)	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	22,351
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	—	3,464	(28,708)	—	3,464	(28,708)
Securities (losses) gains, net	(4,693)	122	(1,313)	26,963	(13,481)	283	990	12,028	9,444	21,079	(180)	27,554

Total	($185,479)	($161,798)	($3,558)	$20,644	$963,026	($10,328)	($10,071)	$43,119	($98,338)	($330,191)	$985,746	($76,661)

LPMI reinsurance expense reclass to provision	$15,547	$15,077	$15,159	$2,643	$65,354	$8,043	($104)	$5,707	—	$48,426	$79,000	—

Unusual items (after tax)
Severance and related charges	($31,711)	($3,198)	($1,459)	($4,107)	($5,777)	($7,638)	($5,582)	($2,409)	($31,934)	($40,475)	($21,406)	($44,143)
Gain from sale of First Franklin	—	—	—	—	622,342	—	—	—	—	—	622,342	—
Charitable Foundation contribution	—	—	—	—	—	—	—	—	(19,464)	—	—	(19,464)
Tax accrual adjustments	14,964	(5,090)	(12,357)	7,158	4,896	2,499	(4,060)	9,991	22,141	4,675	13,326	(5,658)
Principal investment gains (losses)	—	—	—	—	945	—	(3,900)	—	—	—	(2,955)	—
UAL Guarantee reversal	—	—	—	—	—	741	2,293	20,367	—	—	23,401	—
VISA indemnification liability	(85,800)	(108,000)	—	—	—	—	—	—	—	(193,800)	—	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	14,528
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	—	2,251	(18,661)	—	2,251	(18,661)
Securities (losses) gains, net	(3,050)	79	(853)	17,526	(8,762)	184	643	7,818	6,138	13,702	(117)	17,910

Total	($105,597)	($116,209)	($14,669)	$20,577	$613,644	($4,214)	($10,606)	$38,018	($41,780)	($215,898)	$636,842	($55,488)

Average assets	$24,372	$23,464	$23,425	$26,737	$33,790	$35,778	$36,549	$37,894	$40,067	$24,490	$35,991	$40,860
Average core deposits	(54)	(65)	18	200	1,270	230	438	250	32	24	548	462
Average total deposits	(105)	704	1,059	751	5,186	6,096	6,253	7,910	8,692	601	6,352	8,987

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007				2006				2005	YTD
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2007	2006	2005

Consolidated
Net interest income (TE)	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$4,424,734	$4,633,720	$4,726,474
Provision for loan losses	690,632	368,763	144,540	121,968	324,722	69,598	61,975	31,913	136,072	1,325,903	488,208	300,531

Net interest income after provision	417,831	733,140	951,546	996,314	808,298	1,079,759	1,105,588	1,151,867	1,055,876	3,098,831	4,145,512	4,425,943
Noninterest income	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	655,647	777,260	2,606,161	4,018,965	3,304,319
Noninterest expense	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	1,143,805	1,263,014	5,305,314	4,711,724	4,734,120

(Loss) income before taxes	(551,800)	(38,949)	529,830	460,597	1,301,390	769,702	717,952	663,709	570,122	399,678	3,452,753	2,996,142
Income tax (benefit) expense and TE adjustment	(218,964)	(19,944)	183,226	141,385	459,733	243,256	245,026	204,902	171,993	85,703	1,152,917	1,010,913

Net (loss) income	($332,836)	($19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$313,975	$2,299,836	$1,985,229

Unusual items (pretax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	—	$3,464	($28,708)	—	$3,464	($28,708)
Gain from sale of First Franklin	—	—	—	—	$983,940	—	—	—	—	—	983,940	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	22,351
Commercial lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	4,903
Gain on sale of commercial leases	—	—	—	—	—	$1,606	$25,659	—	—	—	27,265	—
Principal investment gains, net	$41,434	$24,103	$19,865	$10,122	29,357	30,270	24,430	33,825	24,189	$95,524	117,882	57,156
UAL Guarantee reversal	—	—	—	—	—	1,140	3,527	31,333	—	—	36,000	—
Severance and related charges	(66,240)	(23,456)	(2,245)	(6,319)	(8,887)	(11,751)	(8,588)	(3,706)	(49,129)	(98,260)	(32,932)	(67,913)
Asset impairment	—	(43,640)	—	—	—	—	—	—	—	(43,640)	—	—
Settlement of litigation	—	(25,000)	—	—	—	—	—	—	—	(25,000)	—	—
VISA indemnification liability	(132,000)	(157,000)	—	—	—	—	—	—	—	(289,000)	—	—
Gain on sale of Illinios Quad Cities branches	16,493	—	—	—	—	—	—	—	—	16,493	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	—	—	—	16,001
Charitable Foundation contribution	—	—	—	—	—	—	—	—	(29,945)	—	—	(29,945)
Mortgage Banking goodwill impariment charges	(180,716)	—	—	—	—	—	—	—	—	(180,716)	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	(55,983)	—	—	—	(55,983)	39,104
Securities (losses) gains, net	(4,683)	828	(1,314)	26,985	(13,472)	283	990	11,716	9,084	21,816	(483)	27,088

Total	($325,712)	($224,165)	$16,306	$30,788	$990,938	$21,548	($9,965)	$76,632	($74,509)	($502,783)	$1,079,153	$40,037

Unusual items (after tax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	—	—	—	$2,251	($18,661)	—	$2,251	($18,661)
Gain from sale of First Franklin	—	—	—	—	$622,342	—	—	—	—	—	622,342	—
Auto lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	14,528
Commercial lease residual recovery	—	—	—	—	—	—	—	—	—	—	—	3,187
Gain on sale of commercial leases	—	—	—	—	—	$1,044	$16,678	—	—	—	17,722	—
Principal investment gains, net	$26,932	$15,667	$12,912	$6,579	19,082	19,676	15,880	21,986	15,723	$62,090	76,624	37,152
UAL Guarantee reversal	—	—	—	—	—	741	2,293	20,367	—	—	23,401	—
Severance and related charges	(43,056)	(15,246)	(1,459)	(4,107)	(5,777)	(7,638)	(5,582)	(2,409)	(31,934)	(63,868)	(21,406)	(44,143)
Asset impairment	—	(28,366)	—	—	—	—	—	—	—	(28,366)	—	—
Settlement of litigation	—	(16,250)	—	—	—	—	—	—	—	(16,250)	—	—
VISA indemnification liability	(85,800)	(108,000)	—	—	—	—	—	—	—	(193,800)	—	—
Gain on sale of Illinios Quad Cities branches	10,720	—	—	—	—	—	—	—	—	10,720	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	—	—	—	—	—	10,401
Charitable Foundation contribution	—	—	—	—	—	—	—	—	(19,464)	—	—	(19,464)
Mortgage Banking goodwill impariment charges	(161,589)	—	—	—	—	—	—	—	—	(161,589)	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	(36,389)	—	—	—	(36,389)	25,418
Tax accrual adjustments	14,964	(5,090)	(12,357)	7,158	4,896	12,299	(4,060)	9,991	22,141	4,675	23,126	7,442
Securities (losses) gains, net	(3,043)	538	(854)	17,540	(8,756)	184	643	7,615	5,904	14,181	(314)	17,607

Total	($240,872)	($156,747)	($1,758)	$27,170	$631,787	$26,306	($10,537)	$59,801	($26,291)	($372,207)	$707,357	$33,467

Average assets	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$143,559	$138,678	$141,556
Average equity	13,554	12,636	12,231	14,398	13,388	12,687	12,565	12,468	12,549	13,200	12,779	12,765
Average core deposits	87,164	81,484	77,964	76,322	70,717	69,419	69,434	67,979	68,160	80,765	69,395	67,869
Average total deposits	98,299	93,502	90,024	87,847	84,522	83,507	82,807	82,987	84,018	92,450	83,460	82,743
Return on average assets	—	—	1.00%	.94%	2.44%	1.51%	1.35%	1.33%	1.10%	.22%	1.66%	1.40%
Return on average total equity	—	—	11.37	8.99	24.94	16.46	15.10	14.92	12.59	2.38	18.00	15.55
Efficiency ratio	91.86%	80.89%	63.76	66.50	42.64	58.59	60.04	62.18	64.14	75.46	54.45	58.95

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

ASSETS
Available for sale securities, at cost	$8,730	$8,841	$8,907	$8,963	$7,368	$7,210	$7,126	$7,112	$7,191	$7,434	$7,762	$7,923	$7,709

Portfolio loans:
Commercial	$30,629	$30,055	$29,571	$29,172	$28,507	$28,187	$28,160	$28,207	$27,682	$27,175	$26,868	$26,956	$26,725
Commercial leases	4,402	4,397	4,370	4,255	4,187	4,264	4,123	4,046	4,013	3,951	3,979	4,012	3,892
Commercial construction	9,032	8,938	8,736	8,595	8,108	7,984	7,879	7,862	7,820	7,723	7,606	7,503	7,166
Commercial real estate	14,745	14,560	14,573	14,607	13,091	12,979	12,952	12,939	12,867	12,890	13,021	13,022	12,376
Residential real estate:
Bank portfolio and other	14,850	14,246	14,183	13,912	10,603	10,540	10,379	10,274	10,200	10,104	9,946	9,521	7,768
First Franklin(1)	6,023	6,237	6,453	6,653	6,910	7,192	7,433	7,725	7,968	8,379	6,802	7,222	7,685
Home equity installment	8,933	8,655	8,687	8,719	8,807	6,389	6,435	6,389	6,350	6,349	6,368	6,397	6,408

Total residential real estate loans	29,806	29,138	29,323	29,284	26,320	24,121	24,247	24,388	24,518	24,832	23,116	23,140	21,861
Home equity lines of credit	18,098	17,925	17,636	17,450	15,644	13,791	13,829	13,985	14,217	14,376	14,115	14,707	14,721
Credit card and other unsecured lines of credit	3,787	3,633	3,555	3,456	3,352	3,264	3,207	3,105	2,986	2,953	3,046	3,061	2,859
Other consumer	4,452	4,529	4,553	4,581	3,769	4,571	5,175	5,392	5,458	5,467	5,498	5,484	5,462

Total portfolio loans	$114,951	$113,175	$112,317	$111,400	$102,978	$99,161	$99,572	$99,924	$99,561	$99,367	$97,249	$97,885	$95,062

Loans held for sale or securitization:
Commercial	$151	$122	$200	$103	$87	$49	$38	$42	$31	$43	$38	$35	$33
Commercial real estate	354	280	340	317	439	398	287	210	181	120	149	250	91
Residential real estate:
National City Mortgage	4,766	7,372	8,522	9,175	8,421	8,181	8,051	7,746	7,216	6,450	6,279	6,283	5,843
First Franklin(1)	—	—	—	—	—	—	—	—	—	96	1,671	1,703	5,571
Home equity installment	—	563	711	718	1,176	2,534	2,070	1,836	1,511	879	926	1,306	959

Total residential real estate loans held for sale	4,766	7,935	9,233	9,893	9,597	10,715	10,121	9,582	8,727	7,425	8,876	9,292	12,373
Credit card loans	—	—	—	—	—	—	—	—	—	260	425	425	253
Home equity lines of credit	58	651	949	1,102	1,526	3,664	3,075	2,986	2,555	2,121	2,789	3,109	2,682
Student loans	—	—	1	1	2	1	1	1	1	—	—	—	1

Total loans held for sale or securitization	$5,329	$8,988	$10,723	$11,416	$11,651	$14,827	$13,522	$12,821	$11,495	$9,969	$12,277	$13,111	$15,433

LIABILITIES
Deposits:
Noninterest bearing	$16,907	$16,791	$17,001	$16,999	$16,389	$16,692	$16,871	$16,726	$17,034	$17,604	$16,268	$16,566	$17,101
NOW and money market accounts	38,057	37,755	37,167	36,904	34,502	33,950	33,809	33,368	33,857	33,394	32,549	31,800	30,343
Savings accounts	2,894	2,947	2,927	3,023	2,152	2,214	2,290	2,338	2,406	2,477	2,459	2,366	1,889
Consumer time	29,443	29,686	29,919	29,989	26,073	25,740	25,292	25,031	24,884	24,629	24,459	24,338	23,641

Core deposits	87,301	87,179	87,014	86,915	79,116	78,596	78,262	77,463	78,181	78,104	75,735	75,070	72,974
Other	3,515	3,798	3,641	3,688	3,401	3,145	3,188	3,395	3,568	3,641	3,952	4,179	4,320
Foreign	7,560	7,226	7,660	7,210	8,145	10,428	9,196	9,372	7,440	7,261	7,575	7,968	7,840

Total deposits	$98,376	$98,203	$98,315	$97,813	$90,662	$92,169	$90,646	$90,230	$89,189	$89,006	$87,262	$87,217	$85,134

Federal funds borrowed and security repurchase agreements	$5,929	$6,324	$6,596	$6,103	$6,085	$6,338	$7,098	$6,567	$6,031	$5,288	$5,264	$4,681	$6,405
Borrowed funds	2,420	1,626	2,021	2,612	2,816	2,350	2,943	3,062	2,588	1,264	1,232	1,223	1,290
Long-term debt	27,843	28,167	28,014	29,156	26,661	23,194	23,164	22,883	23,297	24,233	25,018	26,229	26,251

Memo:
Noninterest bearing escrow balances	$3,449	$3,569	$3,658	$3,636	$3,720	$3,782	$3,909	$3,759	$3,620	$3,448	$3,379	$3,329	$4,004
Interest bearing escrow balances	170	165	160	156	157	158	156	153	155	157	153	150	135
Noninterest bearing deposits excluding escrow balances	13,458	13,222	13,343	13,363	12,669	12,910	12,962	12,967	13,414	14,156	12,889	13,237	13,097
Core deposits excluding escrow balances	83,682	83,445	83,196	83,123	75,239	74,656	74,197	73,551	74,406	74,499	72,203	71,591	68,835

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$13	$17	$13	$8	$3	$6	$5	$6	$3	$7	$3	$2	$23
Commercial leases	5	4	3	1	4	3	3	2	11	20	1	1	2
Commercial construction	11	5	2	4	2	4	2	3	—	4	1	—	11
Commercial real estate	7	6	6	4	2	1	1	1	1	2	1	—	5
Residential real estate	51	38	33	23	37	11	23	22	10	45	11	12	20
Home equity lines of credit	19	13	12	18	10	6	6	8	6	1	9	13	12
Credit card and other unsecured lines of credit	14	12	10	10	9	10	10	9	9	11	12	12	10
Other consumer	10	7	8	6	4	3	5	4	4	5	5	4	5

Total charge-offs	130	102	87	74	71	44	55	55	44	95	43	44	88

Recoveries:
Commercial	2	1	4	3	1	2	2	1	2	2	1	2	4
Commercial leases	2	1	1	—	2	1	3	2	1	3	1	2	1
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	1
Commercial real estate	—	1	—	1	—	3	(1)	1	4	1	—	—	1
Residential real estate	9	4	1	9	9	2	3	14	5	1	2	2	3
Home equity lines of credit	2	3	2	2	3	2	4	2	2	3	2	1	1
Credit card and other unsecured lines of credit	2	1	1	1	1	1	2	1	1	2	2	1	1
Other consumer	2	3	2	1	2	2	3	2	2	2	2	3	1

Total recoveries	19	14	11	17	18	13	16	23	17	14	10	11	13

Net charge-offs	$111	$88	$76	$57	$53	$31	$39	$32	$27	$81	$33	$33	$75

NONPERFORMING ASSETS
Commercial	$149	$155	$156	$142	$144	$122	$117	$100	$103	$107	$100	$89	$92
Commercial leases	6	9	7	10	9	7	8	4	6	13	34	34	32
Commercial construction	301	258	235	234	144	111	108	109	119	119	111	113	109
Commercial real estate	189	192	185	181	166	140	138	115	124	118	115	109	111
Residential real estate:
National City Mortgage and other	307	257	258	193	150	128	116	106	113	111	114	100	91
First Franklin (1)	119	101	89	86	86	85	75	82	82	68	68	67	65

Total real estate — residential	426	358	347	279	236	213	191	188	195	179	182	167	156

Home equity lines of credit	19	16	21	15	—	—	—	—	—	—	—	—	—
Total nonperforming portfolio loans	1,090	988	951	861	699	593	562	516	547	536	542	512	500
Other real estate owned (OREO):
Commercial	15	6	4	4	3	3	3	—	—	—	—	1	1
Residential real estate:
National City Mortgage and other	99	86	79	72	57	55	58	56	54	54	57	50	49
GMNA insured	58	55	59	58	51	52	56	64	70	67	65	63	60
First Franklin (1)	242	229	204	179	172	163	157	133	130	136	95	98	116

Total real estate — residential	399	370	342	309	280	270	271	253	254	257	217	211	225

Other	10	10	10	11	11	11	10	8	6	6	6	6	3

Total OREO	424	386	356	324	294	284	284	261	260	263	223	218	229

Mortgage loans held for sale and other	9	26	25	26	27	1	2	1	1	2	7	6	3

Total Nonperforming Assets	$1,523	$1,400	$1,332	$1,211	$1,020	$878	$848	$778	$808	$801	$772	$736	$732

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$38	$39	$41	$42	$36	$47	$45	$46	$27	$46	$28	$27	$31
Commercial leases	—	—	—	—	—	—	—	1	1	—	—	—	—
Commercial construction	87	69	72	66	85	71	66	41	21	30	19	11	13
Commercial real estate	51	52	41	57	38	33	38	42	20	31	21	22	18
Residential real estate:
National City Mortgage and other	748	615	494	418	330	280	249	216	191	170	149	152	137
First Franklin (1)	808	785	739	734	654	636	619	638	638	644	581	565	567

Total real estate — residential	1,556	1,400	1,233	1,152	984	916	868	854	829	814	730	717	704

Home equity lines of credit	102	89	59	55	48	29	27	31	49	47	49	44	37
Credit card and other unsecured lines of credit	46	41	37	34	30	29	28	30	29	35	37	37	35
Other consumer	17	16	13	11	9	9	9	9	8	10	10	11	11
Mortgage loans held for sale and other	16	25	59	43	33	41	28	18	18	19	117	108	89

Total Loans 90+ Days Past Due	$1,913	$1,731	$1,555	$1,460	$1,263	$1,175	$1,109	$1,072	$1,002	$1,032	$1,011	$977	$938

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

COMMON STOCK ROLLFORWARD
Beginning balance	633.8	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4	602.6
Shares issued under stock award plans	.2	—	.6	.4	.1	1.3	.2	.1	.5	1.4	2.2	2.2	.4
Shares issued for acquisitions	—	—	—	66.6	—	—	—	—	—	—	—	13.7	29.5
Shares repurchased under repurchase authorizations	—	—	(.1)	(1.0)	—	—	—	(9.8)	(20.1)	(55.2)	—	—	—
Shares exchanged for stock award plans	(.1)	—	—	(.1)	(.3)	—	—	—	(.1)	(.6)	(.4)	(.2)	(.1)

Ending balance	633.9	633.8	633.8	633.3	567.4	567.6	566.3	566.1	575.8	595.5	649.9	648.1	632.4

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	—	—	.1	1.0	—	—	—	9.8	20.1	55.2	—	—	—
Average price per share of repurchased common shares	—	—	$26.22	$25.77	—	—	—	$35.86	$36.76	$38.30	—	—	—
Total cost	—	—	$2.6	$25.8	—	—	—	$349.3	$740.1	$2,113.7	—	—	—
Common shares remaining under authorization(1)	37.6	37.6	37.6	37.7	38.7	38.7	38.7	38.7	48.5	28.6	43.5	43.5	43.5

Shares outstanding:
Average basic	633.0	633.3	633.2	633.3	566.8	565.8	565.5	569.6	583.2	605.2	648.2	643.3	631.2
Average diluted	633.0	635.8	633.2	633.3	570.2	571.4	572.4	577.3	591.6	613.7	657.6	651.9	640.0

(1)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

Line of business staff:
Retail Banking	14,963	15,011	14,898	15,043	13,777	13,672	13,640	13,527	13,470	13,416	13,375	13,424	12,843
Commercial Banking-Regional	1,387	1,385	1,417	1,416	1,368	1,361	1,343	1,355	1,346	1,361	1,344	1,343	1,292
Commercial Banking-National	1,096	1,108	1,125	1,126	1,120	1,121	1,109	1,115	1,110	1,115	1,117	1,112	1,103
Mortgage Banking	5,859	6,274	6,766	7,210	7,452	7,508	7,599	7,627	7,660	7,371	7,370	7,342	7,289
Asset Management	1,533	1,545	1,564	1,568	1,553	1,534	1,528	1,518	1,520	1,532	1,514	1,518	1,513
Corporate support staff(2)	7,226	7,481	7,603	7,661	7,326	7,285	7,226	7,184	7,217	7,516	7,557	7,507	7,230

Total Employees	32,064	32,804	33,373	34,024	32,596	32,481	32,445	32,326	32,323	32,311	32,277	32,246	31,270

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

Average Total Deposits(1)	$73,217	$73,091	$72,653	$72,565	$65,251	$64,730	$64,334	$63,789	$63,814	$63,025	$62,154	$61,280	$56,932

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,442	$3,403	$3,421	$3,508	$3,197	$3,244	$3,318	$3,355	$3,524	$3,444	$3,345	$3,219	$2,997
Number of accounts(3)	1,804	1,808	1,813	1,816	1,813	1,805	1,796	1,782	1,779	1,782	1,776	1,781	1,685

Interest Bearing Checking
Average total balance	$9,489	$9,319	$9,206	$9,301	$8,726	$8,760	$8,914	$8,927	$9,218	$9,013	$8,829	$8,765	$8,256
Number of accounts(3)	1,149	1,157	1,161	1,165	1,167	1,171	1,175	1,176	1,179	1,183	1,180	1,168	1,127

Money Market Savings
Average total balance	$18,876	$18,713	$18,299	$17,950	$16,521	$16,266	$16,069	$15,809	$15,574	$15,396	$15,052	$14,714	$14,044
Number of accounts(3)	1,407	1,373	1,332	1,293	1,241	1,200	1,154	1,109	1,066	1,019	1,024	997	972

Regular savings
Average total balance	$2,616	$2,651	$2,634	$2,728	$1,845	$1,915	$1,984	$2,029	$2,066	$2,069	$2,058	$1,996	$1,532
Number of accounts(3)	492	499	507	517	525	537	551	559	567	575	583	589	534

Business Deposits:
Average total balance	$9,490	$9,539	$9,402	$9,289	$8,949	$8,827	$8,797	$8,630	$8,563	$8,486	$8,409	$8,305	$7,869
Number of accounts(3)	450	450	448	447	444	443	441	438	436	434	433	431	405

Time Deposits:
Average total balance	$28,438	$28,594	$28,846	$28,952	$25,195	$24,871	$24,429	$24,181	$24,011	$23,743	$23,579	$23,478	$21,480
Number of accounts(3)	1,068	1,084	1,087	1,128	1,120	1,120	1,123	1,117	1,111	1,110	1,132	1,129	1,055

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	780	1,099	1,300	1,599	1,933	2,085	2,315	2,440	2,191	2,116	1,992	1,608	1,718
Other(6)	1,777	2,175	2,605	2,436	3,015	3,045	2,841	2,868	2,654	2,487	1,591	1,943	1,814
Home equity and other lines of credit	9,827	12,245	8,848	6,669	7,648	6,806	7,748	7,493	6,833	6,825	5,387	4,911	5,355

Total consumer loan originations	12,384	15,519	12,753	10,704	12,596	11,936	12,904	12,801	11,678	11,428	8,970	8,462	8,887

BANK BRANCHES AND OTHER
Total bank branches	1,446	1,445	1,442	1,442	1,360	1,359	1,357	1,358	1,358	1,357	1,361	1,357	1,303
ATMs	2,223	2,227	2,226	2,225	2,106	2,102	2,101	2,096	2,098	2,098	2,092	2,088	2,013
Online banking customers	2,207,194	2,160,343	2,104,234	2,053,894	1,949,479	1,908,990	1,872,661	1,828,397	1,795,588	1,760,334	1,720,157	1,692,859	1,680,939

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning April 2007. Additionally, excludes amounts associated with the MAF acquisition.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$64,368	$65,323	$65,587	$64,037	$62,927	$64,560	$63,703	$62,136	$62,186	$61,929	$62,322	$61,369	$61,805
Acquisition	—	—	—	—	—	—	—	—	—	—	—	99	—
Estimated change due to market impact	(133)	(1,227)	719	1,553	732	(860)	(113)	1,207	1,199	541	(117)	491	28
Other activity, net	276	272	(983)	(3)	378	(773)	970	360	(1,249)	(284)	(276)	363	(464)

Value at end of period	64,511	64,368	65,323	65,587	64,037	62,927	64,560	63,703	62,136	62,186	61,929	62,322	61,369

Non-managed assets:
Value at beginning of period	51,242	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823	51,831
Acquisition	—	—	—	—	—	—	—	—	—	—	—	19	—
Estimated change due to market impact	(302)	(859)	542	981	293	(993)	(361)	770	1,154	606	(66)	450	744
Other activity, net	(657)	188	94	(402)	(1,205)	(283)	(1,153)	475	272	(421)	284	34	(1,752)

Value at end of period	50,283	51,242	51,913	51,277	50,698	51,610	52,886	54,400	53,155	51,729	51,544	51,326	50,823

Total assets at end of period	$114,794	$115,610	$117,236	$116,864	$114,735	$114,537	$117,446	$118,103	$115,291	$113,915	$113,473	$113,648	$112,192

Proprietary mutual fund assets(included above)	$13,354	$13,199	$13,060	$13,492	$13,303	$13,083	$13,339	$13,256	$12,984	$13,247	$13,089	$12,999	$12,672
MORTGAGE BANKING STATISTICS
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

ORIGINATION AND SALES DATA
Applications(1)	$3,524	$5,037	$5,710	$6,157	$6,662	$8,366	$8,246	$8,402	$8,070	$8,941	$6,725	$6,700	$6,214

Percentage of applications represented by refinances	63%	59%	52%	52%	47%	50%	48%	51%	53%	54%	55%	59%	63%

Originations:
Retail	$1,700	$1,612	$1,778	$1,626	$2,283	$2,336	$2,598	$2,616	$2,541	$2,508	$2,014	$2,158	$2,302
Wholesale	899	944	1,646	1,441	1,951	2,247	2,162	2,145	2,176	1,887	1,432	1,834	1,669
Less: loan originations for portfolio and other units	(124)	(145)	(156)	(148)	(330)	(402)	(436)	(428)	(384)	(389)	(333)	(363)	(377)

Total originations for sale	$2,475	$2,411	$3,268	$2,919	$3,904	$4,181	$4,324	$4,333	$4,333	$4,006	$3,113	$3,629	$3,594

Percentage of originations represented by refinances	56%	47%	50%	44%	44%	45%	45%	51%	55%	54%	59%	63%	59%

Loan Sales:
Loans sold servicing retained	$4,208	$4,252	$3,280	$2,682	$3,626	$3,275	$3,777	$3,277	$2,673	$3,107	$2,710	$2,784	$2,377
Loans sold servicing released	76	130	28	67	84	304	200	229	341	286	181	202	328

Total loan sales	$4,284	$4,382	$3,308	$2,749	$3,710	$3,579	$3,977	$3,506	$3,014	$3,393	$2,891	$2,986	$2,705

SERVICING DATA
Mortgage loans serviced for third parties	$179,437	$177,435	$174,925	$173,682	$169,668	$168,573	$167,357	$166,014	$165,223	$164,733	$164,051	$163,377	$162,264

HOME EQUITY SALE DATA(2)
HELOCs sold servicing retained	$160	$340	—	—	$684	—	$394	—	$69	$633	$803	$346	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	—	—	—	—	—	—	323	$348	—	399	726	—	—
HELOANs sold servicing released	—	303	—	—	—	$217	—	—	—	—	—	—	—

Total sales	$160	$643	—	—	$684	$217	$717	$348	$69	$1,032	$1,529	$346	—

(1)	Includes loans originated for sale and held in portfolio.

(2)	Represents loans originated by the former National Home Equity business unit.

Unaudited
National City Corporation
Monthly Financial Trends
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006

RESIDENTIAL REAL ESTATE

NONCONFORMING LOANS(1):
Period-end portfolio balance	$6,012	$6,227	$6,442	$6,648	$6,887	$7,181	$7,419	$7,716	$7,953	$8,217	$6,495	$6,983	$7,480
Weighted-average note rate	8.24%	8.21%	8.19%	8.18%	8.08%	8.02%	8.00%	7.98%	7.92%	7.91%	7.88%	7.83%	7.98%
Weighted-average loan size	$93,812	$93,713	$93,582	$93,460	$93,592	$93,756	$92,321	$92,875	$93,539	$94,261	$91,019	$91,761	$92,690
Weighted-average credit score(2)(3)	625	625	624	624	624	624	624	624	627	628	628	629	629
First-lien weighted-average loan-to-value ratio(4)	78.18%	78.20%	78.20%	78.21%	78.23%	78.22%	77.17%	77.23%	77.34%	77.38%	77.61%	77.63%	77.70%
Net charge-offs	$15	$12	$12	$1	$18	$4	$17	$8	—	$40	$6	$7	$8
Loans 90 days past due	808	785	739	734	654	636	619	638	$638	642	580	564	566
Portfolio delinquency rate	28.92%	27.23%	27.61%	24.49%	23.71%	22.88%	21.37%	20.97%	19.35%	20.89%	21.08%	20.82%	20.92%

HOME EQUITY LOANS(HELOAN)(5):
Period-end portfolio balance	$3,732	$3,784	$3,448	$3,486	$3,509	$1,232	$1,258	$1,303	$1,302	$1,331	$1,350	$1,387	$1,412
Weighted-average credit score(2)(3)	725	725	727	729	734	738	738	738	738	737	738	738	738
Weighted-average cumulative loan-to-value ratio(6)	89.74%	89.13%	89.15%	89.19%	89.19%	89.21%	89.24%	89.26%	89.30%	89.35%	89.34%	89.37%	89.38%
Net charge-offs	$12	$8	$5	$4	$3	—	$1	—	$1	$1	—	—	—
Loans 90 days past due	40	32	26	15	10	$2	2	$1	1	1	$1	$1	$1

HOME EQUITY LINES OF CREDIT(HELOC)(5):
Period-end portfolio balance	$7,475	$7,565	$7,328	$7,187	$7,336	$4,768	$5,025	$5,084	$5,241	$5,424	$5,541	$5,748	$5,928
Weighted-average credit score(2)(3)	725	725	726	728	724	729	730	730	730	729	729	729	731
Weighted-average cumulative loan-to-value ratio(6)	83.70%	78.24%	78.23%	78.23%	78.26%	78.24%	78.09%	79.40%	79.51%	79.59%	79.55%	79.51%	79.54%
Utilization rate	59%	49%	51%	50%	49%	47%	46%	47%	47%	48%	48%	49%	49%
Net charge-offs	$13	$7	$7	$14	$5	$2	$2	$4	$1	$4	$1	$5	$7
Loans 90 days past due	62	52	36	29	31	14	13	17	18	21	22	21	19

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.